                                                               Exhibit 99.(c)(4)


                                                                    CONFIDENTIAL


                      Crown Central Petroleum Corporation



                        Discounted Cash Flow Valuation


                                 prepared for


                                Rosemore, Inc.

[CROWN LOGO]


                                 March 6, 2000

                         AEGIS MUSE ASSOCIATES, L.L.C.


 100 McKinney Place          Carnegie Hall Tower            7600 West Tidwell
3131 McKinney Avenue     152 West 57 St, 29th Floor             Suite 709
Dallas, Texas 75204           New York, NY 10019           Houston, Texas 77040
Phone (214) 954-4455         Phone (212) 245-2552          Phone (713) 460-8162
 Fax (214) 954-1521           Fax (212) 582-0386            Fax (713) 460-1117

                                                           Contents
                                                           ---------------------

Contents
================================================================================

     1    Crown Central Petroleum's Assets _________________________________   3
     2    Current Status ___________________________________________________   4
     3    Methodology & Assumptions ________________________________________   8
     4    Aegis Muse Reference Value _______________________________________  17
     5    Segment Synopsis _________________________________________________  19
     6    Valuation Summary ________________________________________________  30

          -  Expected Case: Continue Refining ______________________________  30
          -  Expected Case: Exit Refining __________________________________  32
          -  Downside Case: Continue Refining ______________________________  34
          -  Downside Case: Exit Refining __________________________________  36
          -  Upside Case: Continue Refining ________________________________  38
          -  Upside Case: Exit Refining ____________________________________  40

     7    Expected Case Segment Detail _____________________________________  42

          -  Retail Marketing ______________________________________________  42
          -  Pasadena Refinery _____________________________________________  44
          -  Tyler Refinery ________________________________________________  56
          -  Product Terminals _____________________________________________  62

                                                             Crown Assets
                                                             -------------------

Crown Central Petroleum Assets
================================================================================


[Map showing Crown's Product Terminals, Refineries, Retail Stations and certain common carrier pipelines]

                                                           Current Status
                                                           ---------------------

Current Status
================================================================================

    [X]  Rosemore's Investment in Crown

         -   2,401,232 Shares Class A*
         -   917,288 Shares Class B*
         -   Total Value at Current Market (close 3/09/2000) = $21,698,543

    [X]  Rosemore's Ownership

         -   49.8% of Crown Class A
         -   17.5% of Crown Class B
         -   46.7% voting interest



    * per latest 13D filings

                                                                  Current Status
                                                                  --------------

Current Status (Cont'd)
================================================================================
Crown Shares trading at historic low
(Amounts in dollars)

    Mar-92           24.02
    Apr-92            22.5
    May-92           22.88
    Jun-92           20.38
    Jul-92           17.75
    Aug-92           16.75
    Sep-92           16.38
    Oct-92           14.88
    Nov-92           15.25
    Dec-92           13.63
    Jan-93              16
    Feb-93           16.13
    Mar-93            15.5
    Apr-93           14.63
    May-93           16.38
    Jun-93           15.13
    Jul-93            16.5
    Aug-93           15.13
    Sep-93           14.75
    Oct-93           15.75
    Nov-93           14.63
    Dec-93           15.25
    Jan-94           17.38
    Feb-94           18.25
    Mar-94            20.5
    Apr-94              23
    May-94           18.63
    Jun-94           17.88
    Jul-94           17.38
    Aug-94              19
    Sep-94           17.75
    Oct-94              17
    Nov-94              15
    Dec-94           12.75
    Jan-95            13.5
    Feb-95            13.5
    Mar-95           13.88
    Apr-95              15
    May-95           16.75
    Jun-95           15.13
    Jul-95            16.5
    Aug-95              16
    Sep-95           15.88
    Oct-95              15
    Nov-95           14.13
    Dec-95           14.75
    Jan-96              18
    Feb-96           17.88
    Mar-96              18
    Apr-96           19.38
    May-96           17.25
    Jun-96           15.13
    Jul-96           14.38
    Aug-96              14
    Sep-96           13.88
    Oct-96           13.63
    Nov-96           14.25
    Dec-96           12.38
    Jan-97           12.75
    Feb-97           13.13
    Mar-97           12.25
    Apr-97           12.63
    May-97           13.38
    Jun-97           14.63
    Jul-97           19.56
    Aug-97              20
    Sep-97           19.63
    Oct-97           19.88
    Nov-97           20.13
    Dec-97           21.88
    Jan-98           20.69
    Feb-98           18.63
    Mar-98           18.75
    Apr-98           14.88
    May-98           14.69
    Jun-98           12.56
    Jul-98           11.75
    Aug-98           10.31
    Sep-98           10.38
    Oct-98               9
    Nov-98            9.19
    Dec-98            7.13
    Jan-99            7.94
    Feb-99            8.25
    Mar-99            7.06
    Apr-99             8.5
    May-99            8.13
    Jun-99           11.88
    Jul-99            8.63
    Aug-99            7.75
    Sep-99               6
    Oct-99            5.25
    Nov-99             6.5
    Dec-99            5.63
    Jan-00               7
    Feb-00            6.25

                                                                  Current Status
                                                                  --------------

Current Status (CONT'D)
================================================================================
Relative Per Share Price

     |X|  Shares have underperformed comparables since 1/1/98


                             [GRAPH APPEARS HERE]

               Holly          Sunoco         Tosco          Valero         UDS       Crown (A)
Jan-98             1               1             1               1           1               1
Feb-98          1.04            1.03           1.1            1.12        1.07             0.9
Mar-98          1.04            1.06          1.05            1.06        1.06            0.91
Apr-98          1.21            1.04          1.07            1.03        0.97            0.72
May-98          1.05             1.1          0.95            1.03        0.96            0.71
Jun-98          0.99               1          0.88            1.05        0.95            0.61
Jul-98          0.92            0.97          0.84            0.76        0.79            0.57
Aug-98          0.81            0.85          0.66            0.57        0.69             0.5
Sep-98          0.59            0.83          0.64            0.63        0.68             0.5
Oct-98          0.59            0.89          0.84            0.79        0.81            0.44
Nov-98          0.62            0.87          0.78            0.67        0.77            0.44
Dec-98          0.65            0.93          0.77            0.67        0.73            0.34
Jan-99          0.59            0.91          0.65             0.6        0.66            0.38
Feb-99          0.48            0.79          0.62            0.56        0.59             0.4
Mar-99          0.51            0.93          0.74            0.79        0.65            0.34
Apr-99          0.54            0.92           0.8            0.71        0.69            0.41
May-99          0.49            0.79          0.76            0.64        0.66            0.39
Jun-99          0.51            0.78          0.78            0.68        0.65            0.57
Jul-99          0.57            0.79          0.79            0.68        0.71            0.42
Aug-99          0.54            0.84          0.76            0.67        0.78            0.37
Sep-99          0.57            0.71          0.76            0.61        0.77            0.29
Oct-99          0.55            0.62          0.76            0.58        0.74            0.25
Nov-99          0.55            0.66          0.81            0.66        0.76            0.31
Dec-99          0.51            0.61          0.81            0.63        0.68            0.27
Jan-00          0.52             0.6          0.77            0.72        0.66            0.34
Feb-00           0.5            0.67          0.81            0.77         0.7             0.3

                                                           Current Status
                                                           ---------------------

Current Status (CONT'D)
================================================================================

     [X]  Illiquid market

          -   Small public float
          -   No equity research coverage
          -   No institutional following

     [X]  Company appears to derive few benefits from being public

     [X] Crown's Board has invited Rosemore to submit a bid for the shares Rosemore doesn't own

          - Credit Suisse First Boston has been soliciting offers for all of Crown or its assets for the past year
          - Outcome of process is not known, but Crown may have offers for some assets or a merger proposal in the form of a share exchange

                                                      Methodology & Assumptions
                                                      -------------------------

Methodology: Discounted Cash Flow
================================================================================

    [X]   Segment-by-segment roll-up

          -  Margins and volumes were projected by segment
          -  Variable and fixed costs were deducted
          -  Taxes and capital expenditures were deducted
          -  Result adjusted for after-tax impact of corporate overhead and NOL
          -  Resulting unlevered net free cash flow was discounted
          -  Corporate debt was deducted
          -  Result is equity value

     [X] Discount rate of 13% (weighted average after-tax cost of capital determined using the Capital Asset Pricing Model as applied to publicly traded independent refining & marketing companies)

     [X]  Two alternative operating scenarios considered

          -  Continue refining operations
          -  Exit refining operations: exit by 2008

     [X] Assumptions regarding margins, costs, volumes, and capital expenditures are based upon discussions with Crown Central's senior management and Aegis Muse's own judgments regarding industry economics and future margins

                                                      Methodology & Assumptions
                                                      -------------------------

Issues
================================================================================

     [X] Acquisition of public shares by Rosemore, Inc. would constitute a change in control for certain purposes

          -  Limits use of NOLs for tax purposes
          - Triggers certain severance benefits for senior and middle management

     [X] Valuations predicated on achieving overhead reductions as projected by Crown Central's senior management

          -  Estimated at $9 million per annum based on headcount reductions and replacement of existing benefits packages with lower cost packages
          -  Aegis Muse accepts future savings as reasonable based on a detailed review with Crown Central's management and Crown Central's ability to achieve savings in calendar year 1999
          - Senior Management's investigation of potential benefits savings at very preliminary stage

                                                      Methodology & Assumptions
                                                      -------------------------

Operating Scenarios
================================================================================

     [X]  Continue Refining Operations

          - Make significant capital expenditures at both Tyler and Pasadena refineries to meet upcoming low sulfur gasoline regulations, anticipated ultra-low sulfur diesel specifications and anticipated air quality regulations at Pasadena

     [X]  Exit Refining

          - Spend only the capital necessary at Pasadena refinery to operate at current levels and meet anticipated low sulfur gasoline specifications
          -  Avoid capital spending for low sulfur diesel
          - Cease refining operations in 2008 when Pasadena cannot meet more stringent low sulfur diesel specifications
          - Convert site to terminal facility and operate as such or sell to third party
          - Assumes Tyler facility is sold to third party prior to Pasadena shut-down at a value equal to its net present value (24 million in the Expected Case)

                                                      Methodology & Assumptions
                                                      -------------------------

Cases
================================================================================

     [X] Three Cases run with different margin assumptions for three principal business units

          -  Pasadena Refinery
          -  Tyler Refinery
          -  Gasoline Retailing

     [X]  Terminal operating assumptions held constant for all cases

          -  Smallest business unit
          -  Limited variability in operations

     [X]  Cases constitute three separate outlooks

          -  Downside
          -  Expected
          -  Upside

                                                      Methodology & Assumptions
                                                      -------------------------

Expected Case
================================================================================

     [X] Represents the set of operating and economic assumptions most likely to obtain in the judgement of Aegis Muse.

          - Reflects a significant improvement in refining margins for five years from recently depressed levels before returning to levels representing the historic average (also higher than recently depressed levels)

          - Represents a return of retail gasoline margins and volumes to historical levels, reversing a recently declining trend attributed to under-investment

          - Gives full recognition to Crown Central's overhead reductions, employee benefits cost reductions of $2 million per annum

     [X] Note: The value of Crown is highly sensitive to refining margin assumptions. Refining margins are expected to remain extremely volatile in the future

                                                 Methodology & Assumptions
                                                 -------------------------------

U.S. Refining Outlook: Near Term
================================================================================
      [GRAPHIC SHOWING FACTORS CONSIDERED IN DETERMINING FUTURE MARGINS]

----------------------------------------------------------------      ----------------------------------------------------------
 Markets      . Transport                                              Markets       . Market Concentration
              . Commodity Price Takers                                               . Oligopoly Power
              . Marginal Production Economics                                        . Marginal Production Disfavored
              . Little to no Price Leadership                                        . Market Leadership
----------------------------------------------------------------      ----------------------------------------------------------
 Capacity     . Utilization Overstated                                 Capacity      . Utilization near limits
              . Further Investment                                                   . RFG mandate repeal
              . Creep Accelerates                                                    . Short-term Supply Disruptions
                                                                                     . Limited Debottlenecking
----------------------------------------------------------------      ----------------------------------------------------------
 Economy      . Lower growth                                           Economy       . Unabated growth
              . Less depended on problem                                             . Continued transportations growth
              . Increased petroleum prices                                           . Low petroleum prices
----------------------------------------------------------------      ----------------------------------------------------------
 Demographics . Aging Baby boomers drive less                          Demographics  . American drive until they're 80+
              . Telecommuting work environments                                      . Baby boomers' babies
              . Satellite offices                                                    . SUVs
----------------------------------------------------------------      ----------------------------------------------------------
 Regulation   . Low Suffer Gasoline and Distillate Regulations         Regulation    . Regulation spurs rationalization
              . De-Facto Creep                                                       . Imports limited by tight clean product
              . Global Warning, CO\\2\\ Regulations                                    specifications
              . Carbon Taxes                                                         . MTBE Phase-out
----------------------------------------------------------------      ----------------------------------------------------------
 Alternatives . Alternative transportation fuels penetrate             Alternatives  . No effective competition to gasoline on
                - Electric / LNGs                                                      near horizon
                - Hybrids / Fuel Cells
              . Natural gas further penetrates power markets
----------------------------------------------------------------      ----------------------------------------------------------

                                                 Methodology & Assumptions
                                                 -------------------------------

U.S. Gulf Refining Margins: Expected Case
================================================================================
(Gross Margin Per Barrel in dollars)

                                        1990    1991    1992    1993    1994    1995    1996    1997    1998    1999
USGC Coking Gross Margin                5.84       6    4.48    4.08    3.36    3.01    3.25    4.39    4.14    3.06
Pasadena Gross Margin (Expected)                                                        1.73    2.54    1.96    2.57
                                        2000    2001    2002    2003    2004    2005    2006    2007    2008    2009
USGC Coking Gross Margin                3.74    4.42    4.46    4.49    4.53    4.56    4.35    4.13    3.92    3.71
Pasadena Gross Margin (Expected)        3.45    4.02    4.05    4.11    4.15    4.21       4    3.79    3.79    3.57
                                        3.45    3.52    3.54    3.59    3.63    3.67     3.7    3.73    3.79    3.57
                                        3.45    4.02    4.05    4.11    4.15    4.21    4.25    4.29    4.54    4.57

[X] The projected differential between U.S. Gulf Coast coking margins and Pasadena's margins decrease due principally to the expiration of the Statoil Processing Agreement and the absence of trading activity.

                                                      Methodology & Assumptions
                                                      -------------------------

Downside Scenario
================================================================================

     [X]  Represents a conservative set of operating and economic assumptions.

          - Reflects a modest improvement in refining margins to levels representing the historic average (higher than recently depressed levels)

          - Represents a return of retail gasoline margins and volumes to historical levels, reversing a recently declining trend attributed to under-investment (slightly lower margins than in the Expected
             Case)

          - Gives full recognition to Crown Central's overhead reductions, but no reductions in benefits costs

                                                  Methodology & Assumptions
                                                  ------------------------------


Upside Scenario
--------------------------------------------------------------------------------

    [X] Represents an optimistic set of operating and economic assumptions.


           - Reflects a significant and permanent improvement in refining margins

           - Represents a return of retail gasoline margins and volumes to historical levels, reversing a recently declining trend attributed to under-investment (slightly higher margins than in the Expected Case)

           - Gives full recognition to Crown Central's overhead reductions, including benefits cost reductions of $4 million per annum

                                                         Reference Value
                                                         -----------------------

Aegis Muse Reference Value: $6.00 To $9.00 Per Share
--------------------------------------------------------------------------------

    [X] Low end of reference value range reflects Expected Case economics under the Continue Refining Scenario


    [X] High end of reference value range reflects Expected Case economics under Exit Refining Scenario

         - Exit Refining Scenario value calculates as high as $11.00 per share were operations to continue until 2008

         - AegisMuse assumes exit achieved earlier


    [X] Downside Case values are negative for Continue Refining Scenario


    [X] Upside Case economics, while possible, entail a high degree of risk and should not be viewed as a basis for investment


    [X] Ability to liquidate retail gasoline locations affords some downside protection ($2.00 per share assuming all locations are sold over the next two years)

                                                             Reference Value
                                                             -------------------

Valuation Summary
--------------------------------------------------------------------------------
($ thousands, except per share)

                                                               Operating Scenarios
                                                               -------------------
                                             Continue Refining                            Exit Refining
                                       Downside        Expected   Upside      Downside     Expected      Upside
                                     -------------------------------------   ------------------------------------
Segment
     Crown Retail                      $ 105,416    $ 116,575    $ 127,733    $ 105,416    $ 116,575    $ 127,733
     Pasadena Refinery                    64,832      103,673      169,459      110,137      148,978      155,497
     La Gloria Refinery                   14,223       24,232       36,376       14,223       24,232       36,376
     Terminals (Crown and La Gloria)      16,708       16,708       16,708       16,708       16,708       16,708
     NOL                                  (5,406)       9,397       20,158        5,556       16,413       19,767
     Corporate                           (96,849)     (85,925)     (75,000)     (86,835)     (77,162)     (67,490)
                                       ---------    ---------    ---------    ---------    ---------    ---------
     Total Value                          98,924      184,660      295,434      165,205      245,743      288,592
     Debt                                130,000      130,000      130,000      130,000      130,000      130,000
                                       ---------    ---------    ---------    ---------    ---------    ---------
     Equity Value                      $ (31,076)   $  54,660    $ 165,434    $  35,205    $ 115,743    $ 158,592

     Shares (thousands)                   10,071       10,071       10,071       10,071       10,071       10,071
     Per Share Value ($/share)         $   (3.09)   $    5.43    $   16.43    $    3.50    $   11.49    $   15.75

Investment Returns
----------------------------------------------------------------------------------------------------------------------

  Equity Return @ $7.00 / share              n.a.        24%         36%          n.a.          42%          48%
  Equity Return @ $8.00 / share              n.a.        20%         32%          n.a.          36%          42%
  Equity Return @ $9.00 / share              n.a.        18%         28%          n.a.          32%          37%
  Equity Return @ $10.00 / share             n.a.        16%         26%          n.a.          28%          34%

[X]  Equity returns assume long-term debt can be refinanced at maturity (2005)

[X] Crown is unlikely to be able to refinance its long-term debt at current rates, if at all, under the downside scenarios

                                                            Segment Synopsis
                                                            --------------------

Retail Marketing
--------------------------------------------------------------------------------

    [X]  Expected Case Value:  $117 million

    [X] Competitive market conditions will continue to put pressure on fuel margins, necessitating continued investment in site improvements (e.g. card readers, pump nozzles)

    [X]  Fuel volumes expected to return to historical values in two years

    [X] Sustaining capital includes expenditures for updated pump nozzles and additional card readers

    [X] Real estate value of retail marketing locations could significantly exceed their value as gasoline stations and/or convenience stores


           - Real estate liquidation case assumes all locations sold over two years
           - Fee locations valued at $650,000 per site; $150,000 per site for leased locations
           - Yields a value of $134 million after-tax, or nearly $20 million higher than the going concern value

                                                                Segment Synopsis
                                                                ----------------

Retail Marketing Fuel Margins
================================================================================
(Cents Per Gallon)
                             [GRAPH APPEARS HERE]

                   1996    1997   1998   1999   2000   2001   2002   2003   2004   2005   2006   2007   2008   2009
Upside Case       10.01    9.73  10.64   8.32     11     11     11     11     11     11     11     11     11     11
Expected Case     10.01    9.73  10.64   8.32   10.5   10.5   10.5   10.5   10.5   10.5   10.5   10.5   10.5   10.5
Downside Case     10.01    9.73  10.64   8.32     10     10     10     10     10     10     10     10     10     10

                                                                Segment Synopsis
                                                                ----------------


Retail Marketing Fuel Volumes
================================================================================
(Thousand gallons, per store per month)

                             [GRAPH APPEARS HERE]

             1994   1995   1996   1997   1998    1999    2000     2001   2002    2003    2004    2005    2006    2007   2008    2009
Fuel Volume   113    123    130    132    129  125.99  132.77   139.72  142.1  144.51  146.97  149.47  152.01  154.59 157.22  159.89

                                                       Segment Synopsis
                                                       -------------------------

Retail Marketing Merchandise Margins
================================================================================
(Percent of Sales)

                             [GRAPH APPEARS HERE]

                 1996     1997    1998   1999    2000   2001   2002   2003   2004   2005    2006    2007   2008   2009
Upside Case    26.60%   26.60%  30.60%  29.50%  0.305  0.305  0.305  0.305  0.305  0.305   0.305   0.305  0.305  0.305
Expected Case  26.60%   26.60%  30.60%  29.50%   0.31   0.31   0.31   0.31   0.31   0.31    0.31    0.31   0.31   0.31
Downside Case  26.60%   26.60%  30.60%  29.50%  0.315  0.315  0.315  0.315  0.315  0.315   0.315   0.315  0.315  0.315

                                                          Segment Synopsis
                                                          ----------------------

Pasadena Refinery
--------------------------------------------------------------------------------

    [X] Expected Case Value: $104 to $149 million (continue refining, exit refining)

    [X] Future performance will reflect the mature commodity nature of the business in a highly competitive environment

    [X] Substantial capital requirements of $250 to $300 million over the next 10 years (continue refining case):

          - To sustain ongoing operations (average $15 million per year)
          - To enable production of low sulfur gasoline ($15 million in 2002 to
            2003)
          - To enable production of ultra-low sulfur diesel products ($100 million in 2004 to 2006)
          - To reduce stationary source emissions of NOx ($20 million in 2005 to
            2006)
          - To ensure operating reliability and compliance with environmental, safety and health regulations

    [X] Assumes Statoil processing agreement expires under its terms in October 2000 and is not renewed

                                                                Segment Synopsis
                                                                ----------------

Pasadena Margin Scenarios
================================================================================
Gross Margin Per Barrel
(in dollars)

                1990  1991   1992  1993   1994   1995  1996   1997  1998  1999  2000   2001   2002  2003 2004  2005
USGC Cok        5.84     6   4.48  4.08   3.36   3.01  3.25   4.39  4.14  3.06  3.74   4.42   4.46  4.49 4.53  4.56
Upside Case                                            1.73   2.54  1.96  2.57  3.45   4.02   4.05  4.11 4.15  4.21
Expected Case                                          1.73   2.54  1.96  2.57  3.45   4.02   4.05  4.11 4.15  4.21
Downside Case                                          1.73   2.54  1.96  2.57  3.45   3.52   3.54  3.59 3.63  3.67

                 2006  2007  2008  2009
USGC Cok         4.35  4.13  3.92  3.71
Upside Case      4.25  4.29  4.54  4.57
Expected Case       4  3.79  3.79  3.57
Downside Case     3.7  3.73  3.79  3.57

                                                      Segment Synopsis
                                                      --------------------------

Pasadena Capital Expenditures
================================================================================
(in millions)

                             [GRAPH APPEARS HERE]

                    1996     1997    1998    1999    2000    2001    2002    2003    2004    2005    2006   2007    2008    2009
Continue Refining      6      13.5    7.6    15.6    15.7    24.1    13.4    18.5    46.7    74.9      45   15.1    15.3    15.4
Exit Refining          6      13.5    7.6    15.6    15.7    24.1    13.4    13.5     8.9       4       3      2

                                                           Segment Synopsis
                                                           ---------------------

Tyler Refinery
--------------------------------------------------------------------------------

    [X]  Expected Case Value:  $24 million

    [X] Success of operation will continue to depend on successfully serving local market needs


    [X]  Substantial capital requirements of $150 to $200 million over the next 10 years:
          - To sustain ongoing operations (average $12 to $13 million per year)
          - To enable production of low sulfur gasoline ($10 million in 2002 to
            2003)
          - To enable production of ultra-low sulfur diesel products ($40 million in 2004 to 2006)
          - To implement needed modernization of refinery control systems
          - To ensure operating reliability and compliance with environmental, safety and health regulations


    [X] Declining supplies of local sweet crude supplies will have to be replaced with other light, sweet domestic and foreign crudes

                                                       Segment Synopsis
                                                       -------------------------

Tyler Margin Scenarios
================================================================================
Gross Margin Per Barrel
(in dollars)
                             [GRAPH APPEARS HERE]

                              1996  1997  1998  1999  2000  2001  2002  2003  2004  2005  2006  2007  2008  2009
USGC Coking Gross Margin      3.25  4.39  4.14  3.06  3.74  4.42  4.46  4.49  4.53  4.56  4.35  4.13  3.92  3.71
Upside Case                   2.49  2.66  1.89  2.72  3.27  3.78  3.76  3.75  3.74  3.73  3.76  3.74  3.71  3.69
Expected Case                 2.49  2.66  1.89  2.72  3.27  3.78  3.76  3.75  3.74  3.73  3.69  3.59   3.5   3.4
Downside Case                 2.49  2.66  1.89  2.72  3.27  3.53  3.51  3.49  3.47  3.46  3.49  3.46  3.43   3.4

                                                        Segment Synopsis
                                                        -----------------------

Tyler Capital Expenditures
================================================================================
(in $ millions)
                             [GRAPH APPEARS HERE]


                    1996    1997    1998    1999    2000     2001     2002     2003     2004     2005    2006   2007  2008   2009
Continuing           9.5     8.1     7.5     4.3       5       13       16       20       18     28.1    33.1   13.1  13.1   13.1
Operations

                                                            Segment Synopsis
                                                            --------------------

Product Terminals
--------------------------------------------------------------------------------


    [X]  Expected Case Value:  $17 million

    [X]  Capital required for environmental remediation throughout the system


    [X]  Wholesale marketing expenses are included in corporate overhead

           - Future trading gains and losses are assumed to net out over the long-term and are not included in the valuation

                                                         Valuation Summary
                                                         -----------------------

Valuation Summary:  Expected Case, Continue Refining
--------------------------------------------------------------------------------
($ thousands)

Crown Retail                                         2000       2001        2002        2003        2004        2005       2006
-----------------------------------------------------------------------------------------------------------------------------------
EBITDA                                               30,777     33,130      33,670      34,219      34,778      35,345     35,922
Depreciation                                         12,904     10,091       8,780       8,665       7,699       7,135      7,338
Taxes @ 38.0%                                         6,792      8,755       9,458       9,711      10,290      10,720     10,862
Capital Expenditures                                 10,000     10,180      10,313      10,448      10,586      10,726     10,869
Cash Flow                                            13,985     14,195      13,899      14,060      13,902      13,899     14,191
                                                   --------    -------     -------     -------    --------    --------    -------
                                       -----------
Present value factor @ 13.0%            $  116,575       94%        83%         74%         65%         58%         51%        45%
                                       -----------

Pasadena Refinery                                    2000       2001        2002        2003        2004        2005       2006
---------------------------------------------------------------------------------------------------------------------------------
EBITDA                                               42,774     61,245      61,157      62,381      62,888      63,637     55,741
Depreciation                                          7,720      9,712      11,340      12,580      16,646      25,204     31,836
Taxes @ 38.0%                                        13,320     19,583      18,930      18,924      17,572      14,605     9,084
Capital Expenditures                                 15,704     24,050      13,400      18,460      46,650      74,904     45,023
                                                   --------    -------     -------     -------    --------    --------    -------
Cash Flow                                            13,750     17,612      28,827      24,997      (1,334)     (25,871)    1,634
                                       -----------
Present value factor @ 13.0%            $  103,673       94%        83%         74%         65%         58%         51%        45%
                                       -----------

La Gloria Refinery                                   2000       2001        2002        2003        2004        2005       2006
---------------------------------------------------------------------------------------------------------------------------------
EBITDA                                               18,684     27,787      27,104      26,583      26,000      25,548     24,362
Depreciation                                          3,840      5,031       7,124       9,236      10,956      13,360     16,894
Taxes @ 38.0%                                         5,641      8,647       7,593       6,592       5,717       4,632      2,838
Capital Expenditures                                  5,000     13,010      16,020      20,030      18,041      28,051     33,062
                                                   --------    -------     -------     -------    --------    --------    -------
Cash Flow                                             8,043      6,130       3,492         (39)      2,243      (7,134)   (11,537)
                                       -----------
Present value factor @ 13.0%            $  24,232        94%        83%         74%         65%         58%         51%        45%
                                       -----------

Terminals (Crown and La Gloria)                      2000       2001        2002        2003        2004        2005       2006
--------------------------------------------------------------------------------------------------------------------------------
EBITDA                                                6,212      6,350       6,490       6,688       6,792       6,928      7,067
Depreciation                                          1,205      1,589       1,947       2,210       2,353       2,504      2,678
Taxes @ 38.0%                                         1,903      1,809       1,726       1,701       1,687       1,681      1,668
                                                   --------    -------     -------     -------    --------    --------    -------
Capital Expenditures                                  3,280      3,100       3,325       2,375       3,020       3,080      3,142
Cash Flow                                             1,030      1,441       1,439       2,611       2,086       2,166      2,257
                                       -----------
Present value factor @ 13.0%            $  16,708        94%        83%         74%         65%         58%         51%        45%
                                       -----------

Corporate                                            2000       2001        2002        2003        2004        2005       2006
--------------------------------------------------------------------------------------------------------------------------------
Wholesale Marketing Costs                             2,200      2,240       2,280       2,321       2,363       2,405      2,449
Administration and Shared Services                   14,000     14,252      14,509      14,770      15,036      15,306     15,582
Severence Costs                                       3,500          -           -           -           -           -          -
Transaction Fees                                      3,500          -           -           -           -           -          -
Corporate Depreciation                                5,274      5,109       4,950       4,802       2,423          48         31
Tax Benefit @ 38.0%                                 (10,820)    (8,208)     (8,261)     (8,319)     (7,532)     (6,749)    (6,863)
                                                  ---------    -------     -------     -------    --------    --------    -------
Cash Flow                                           (12,380)    (8,283)     (8,528)     (8,771)     (9,866)    (10,963)   (11,167)
                                       ------------
Present value factor @ 13.0%            $  (85,925)      94%        83%         74%         65%         58%         51%        45%
                                       ------------
                                                                       Residual
Crown Retail                            2007      2008       2009        Value
----------------------------------------------------------------------------------
EBITDA                                  36,507    37,103     37,708
Depreciation                             7,660     8,126      8,622
Taxes @ 38.0%                           10,962    11,011     11,053
Capital Expenditures                    11,014    11,162     11,313
Cash Flow                               14,531    14,929     15,342
                                       -------   -------   --------   ----------
Present value factor @ 13.0%                40%       35%        31%   $  34,767
                                                                      ----------
                                                                       Residual
Pasadena Refinery                       2007      2008      2009         Value
--------------------------------------------------------------------------------
EBITDA                                  47,486    38,502     29,832
Depreciation                            31,512    28,749     26,881
Taxes @ 38.0%                            6,070     3,706      1,121
Capital Expenditures                    15,143    15,264     15,386
                                       -------   -------   --------
Cash Flow                               26,272    19,532     13,324
                                                                      ----------
Present value factor @ 13.0%                40%       35%        31%   $  30,193
                                                                      ----------

                                                                       Residual
La Gloria Refinery                      2007      2008      2009        Value
----------------------------------------------------------------------------------
EBITDA                                  22,245    20,098     17,920
Depreciation                            18,073    17,193     16,904
Taxes @ 38.0%                            1,585     1,104        386
Capital Expenditures                    13,072    13,083     13,094
                                       -------   -------   --------
Cash Flow                                7,587     5,911      4,440
                                                                      ----------
Present value factor @ 13.0%                40%       35%        31%   $  10,061
                                                                      ----------

                                                                       Residual
Terminals (Crown and La Gloria)         2007      2008      2009        Value
--------------------------------------------------------------------------------
EBITDA                                   7,208     7,352      7,499
Depreciation                             2,892     3,099      3,304
Taxes @ 38.0%                            1,640     1,616      1,594
Capital Expenditures                     3,205     3,269      3,334
                                       -------   -------   ---------
Cash Flow                                2,363     2,467      2,571
                                                                      ----------
Present value factor @ 13.0%                40%       35%        31%   $   5,825
                                                                      ----------
                                                                       Residual
Corporate                               2007      2008      2009        Value
--------------------------------------------------------------------------------
Wholesale Marketing Costs                2,493     2,537      2,583
Administration and Shared Services      15,862    16,148     16,438
Severence Costs                              -         -          -
Transaction Fees                             -         -          -
Corporate Depreciation                      17        17         17
Tax Benefit @ 38.0%                     (6,981)   (7,107)    (7,235)
                                       -------   -------   --------
Cash Flow                              (11,374)  (11,578)   (11,787)
                                                                      ----------
Present value factor @ 13.0%                40%       35%        31%   $ (26,710)
                                                                      ----------

                                                     Valuation Summary
                                                     ---------------------------

Valuation Summary:  Expected Case, Continue Refining
================================================================================
($ thousands)

Total, All Segments                            2000      2001     2002      2003      2004      2005      2006      2007    2008
------------------------------------------------------------------------------------------------------------------------------------
EBITDA                                        75,247    112,019  111,633   112,780   113,059   113,747   105,062   95,091   84,370
Depreciation                                  30,944     31,532   34,142    37,493    40,077    48,251    58,777   60,154   57,184
Taxes @ 38.0%                                 16,835     30,585   29,447    28,609    27,733    24,889    17,588   13,276   10,331
Capital Expenditures                          33,984     50,340   43,058    51,314    78,297   116,761    92,095   42,434   42,778
                                            --------   -------- --------  --------  -------- ---------  -------- -------- --------
Unlevered Cash Flow                           24,428     31,094   39,129    32,858     7,030   (27,903)   (4,622)  39,381   31,261
                                  ----------
Present value factor @ 13.0%      $  175,263      94%        83%      74%       65%       58%       51%       45%      40%      35%
                                  ----------

NOL Valuation                                  2000      2001     2002      2003      2004      2005      2006      2007    2008
-----------------------------------------------------------------------------------------------------------------------------------
Avalable NOL                                  90,000    86,884   83,769    80,653    77,538     74,422    71,306   68,191   65,075
Equity Value @ $5.43 / share      $   54,660
Federal Reserve Rate                     5.7%
EBIT                                          44,303    80,487   77,492    75,287    72,982     65,497    46,285   34,937   27,186
Interest @ 10.9%                              14,138    14,138   14,138    14,138    14,138     14,138    14,138   14,138   14,138
                                            --------  -------- --------  --------  --------  ---------  -------- -------- --------
EBT (before NOL)                              30,165    66,350   63,354    61,149    58,845     51,359    32,147   20,800   13,048
Applied NOL                                    3,116     3,116    3,116     3,116     3,116      3,116     3,116    3,116    3,116
Tax Savings @ 38.0%                            1,184     1,184    1,184     1,184     1,184      1,184     1,184    1,184    1,184
                                  ----------
Present value factor @ 13.0%      $    9,397      94%       83%      74%       65%       58%        51%       45%      40%      35%
                                  ----------

Equity Return                                  2000      2001     2002      2003      2004      2005      2006      2007    2008
-----------------------------------------------------------------------------------------------------------------------------------
Unlevered Cash Flow                           24,428    31,094   39,129    32,858     7,030     (27,903)  (4,622)  39,381   31,261
Interest @ 10.9%                              14,138    14,138   14,138    14,138    14,138      14,138   14,138   14,138   14,138
Tax Benefit @ 38.0%                            5,372     5,372    5,372     5,372     5,372       5,372    5,372    5,372    5,372
                                            --------  -------- --------  --------  --------  ---------- -------- -------- --------
Equity Cash Flow (Before NOL)                 15,663    22,329   30,363    24,092    (1,736)    (36,668) (13,387)  30,615   22,496
                                  ----------
Present value factor @ 23.84%     $   63,429      90%       73%      59%       47%       38%         31%      25%      20%      16%
                                  ----------
Present value factor @ 20.35%     $   71,440      91%       76%      63%       52%       43%         36%      30%      25%      21%
                                  ----------
Present value factor @ 17.83%     $   79,438      92%       78%      66%       56%       48%         41%      34%      29%      25%
                                  ----------
Present value factor @ 15.90%     $   87,499      93%       80%      69%       60%       51%         44%      38%      33%      29%
                                  ----------
                                                                                                                       Check
                                                             --------                                      --------
                         NOL Value @ $7.00 / share; 23.84%   $  7,068        Equity Value @ $7.00 / share  $ 70,497   $  7.00
                                                             --------                                      --------
                         NOL Value @ $8.00 / share; 20.35%   $  9,128        Equity Value @ $8.00 / share  $ 80,568   $  8.00
                                                             --------                                      --------
                         NOL Value @ $9.00 / share; 17.83%   $ 11,201        Equity Value @ $9.00 / share  $ 90,639   $  9.00
                                                             --------                                      --------
                         NOL Value @ $10.00 / share; 15.90%  $ 13,211        Equity Value @ $10.00 / share $100,710   $ 10.00
                                                             --------                                      --------
                                                               Residual
Total, All Segments                                  2009       Value
----------------------------------------------------------------------------
EBITDA                                              73,938
Depreciation                                        55,727
Taxes @ 38.0%                                        6,920
Capital Expenditures                                43,127
                                                  --------
Unlevered Cash Flow                                 23,890
                                                               ---------
Present value factor @ 13.0%                            31%    $  54,137
                                                               ---------

NOL Valuation                                        2009       2010
-----------------------------------------------------------------------------
Avalable NOL                                        61,960     58,844
Equity Value @ $5.43 / share
Federal Reserve Rate
EBIT                                                18,211
Interest @ 10.9%                                    14,138
                                                  --------
EBT (before NOL)                                     4,074
Applied NOL                                          3,116      3,116
Tax Savings @ 38.0%                                  1,184      1,184
Present value factor @ 13.0%                            31%        28%

                                                               Residual
Equity Return                                        2009       Value
-----------------------------------------------------------------------------
Unlevered Cash Flow                                 23,890
Interest @ 10.9%                                    14,138
Tax Benefit @ 38.0%                                  5,372
                                                  --------
Equity Cash Flow (Before NOL)                       15,125
                                                                  --------
Present value factor @ 23.84%                           13%       $  7,477
                                                                  --------
Present value factor @ 20.35%                           17%       $ 11,659
                                                                  --------
Present value factor @ 17.83%                           21%       $ 16,444
                                                                  --------
Present value factor @ 15.90%                           25%       $ 21,737
                                                                  --------
                                       ------
          Equity IRR @ $ 7.00 / share    23.8%
                                       ------
          Equity IRR @ $ 8.00 / share    20.4%
                                       ------
          Equity IRR @ $ 9.00 / share    17.8%
                                       ------
          Equity IRR @ $10.00 / share    15.9%
                                       ------

                                                          Valuation Summary
                                                          ----------------------

Valuation Summary: Expected Case, Exit Refining
================================================================================
($ thousands)

Crown Retail                                  2000     2001      2002      2003      2004      2005      2006      2007      2008
------------------------------------------------------------------------------------------------------------------------------------
EBITDA                                       30,777   33,130    33,670    34,219    34,778    35,345    35,922    36,507    37,103
Depreciation                                 12,904   10,091     8,780     8,665     7,699     7,135     7,338     7,660     8,126
Taxes @ 38.0%                                 6,792    8,755     9,458     9,711    10,290    10,720    10,862    10,962    11,011
Capital Expenditures                         10,000   10,180    10,313    10,448    10,586    10,726    10,869    11,014    11,162
Cash Flow                                    13,985   14,195    13,899    14,060    13,902    13,899    14,191    14,531    14,929
                                           --------  -------  -------- ---------  --------  -------- ---------  --------  --------
                               ---------
Present value factor @ 13.0%   $ 116,575         94%      83%       74%       65%       58%       51%       45%       40%       35%
                               ---------

Pasadena Refinery                             2000     2001      2002      2003      2004      2005      2006      2007      2008
------------------------------------------------------------------------------------------------------------------------------------
EBITDA                                       42,633   61,104    61,017    62,240    62,747    63,497    55,601    47,345    37,008
Depreciation                                  7,720    9,712    11,340    12,080    11,966    10,590     8,853     7,614    37,000
Taxes @ 38.0%                                13,267   19,529    18,877    19,061    19,297    20,105    17,764    15,098         3
Capital Expenditures                         15,704   24,050    13,400    13,460     8,850     4,000     3,016     2,032         -
                                           --------  -------  -------- ---------  --------  -------- ---------  --------  --------
Cash Flow                                    13,663   17,525    28,740    29,719    34,600    39,392    34,821    30,215    37,005
                               ---------
Present value factor @ 13.0%   $ 148,978         94%      83%       74%       65%       58%       51%       45%       40%       35%
                               ---------

La Gloria Refinery                            2000     2001      2002      2003      2004      2005      2006      2007      2008
------------------------------------------------------------------------------------------------------------------------------------
EBITDA                                       18,684   27,787    27,104    26,583    26,000    25,548    24,362    22,245    20,098
Depreciation                                  3,840    5,031     7,124     9,236    10,956    13,360    16,894    18,073    17,193
Taxes @ 38.0%                                 5,641    8,647     7,593     6,592     5,717     4,632     2,838     1,585     1,104
Capital Expenditures                          5,000   13,010    16,020    20,030    18,041    28,051    33,062    13,072    13,083
                                           --------  -------  -------- ---------  --------  -------- ---------  --------  --------
Cash Flow                                     8,043    6,130     3,492       (39)    2,243    (7,134)  (11,537)    7,587     5,911
                               ---------
Present value factor @ 13.0%   $  24,232         94%      83%       74%       65%       58%       51%       45%       40%       35%
                               ---------

Terminals (Crown and La Gloria)               2000     2001      2002      2003      2004      2005      2006      2007      2008
------------------------------------------------------------------------------------------------------------------------------------
EBITDA                                        6,212    6,350     6,490     6,688     6,792     6,928     7,067     7,208     7,352
Depreciation                                  1,205    1,589     1,947     2,210     2,353     2,504     2,678     2,892     3,099
Taxes @ 38.0%                                 1,903    1,809     1,726     1,701     1,687     1,681     1,668     1,640     1,616
Capital Expenditures                          3,280    3,100     3,325     2,375     3,020     3,080     3,142     3,205     3,269
                                           --------  -------  -------- ---------  --------  -------- ---------  --------  --------
Cash Flow                                     1,030    1,441     1,439     2,611     2,086     2,166     2,257     2,363     2,467
                               ---------
Present value factor @ 13.0%   $  16,708         94%      83%       74%       65%       58%       51%       45%       40%       35%
                               ---------

Corporate                                     2000     2001      2002      2003      2004      2005      2006      2007      2008
------------------------------------------------------------------------------------------------------------------------------------
Wholesale Marketing Costs                     2,200    2,240     2,280     2,321     2,363     2,405     2,449     2,493     2,537
Administration and Shared Services           14,000   14,252    14,509    14,770    15,036    15,306    15,582    15,862    16,148
Severence Costs                               3,500        -         -         -         -         -         -         -         -
Transaction Fees                              3,500        -         -         -         -         -         -         -         -
Corporate Depreciation                        5,274    5,109     4,950     4,802     2,423        48        31        17        17
Tax Benefit @ 38.0%                         (10,820)  (8,208)   (8,261)   (8,319)   (7,532)   (6,749)   (6,863)   (6,981)   (7,107)
                                           --------  -------  -------- ---------  --------  -------- ---------  --------  --------
Cash Flow                                   (12,380)  (8,283)   (8,528)   (8,771)   (9,866)  (10,963)  (11,167)  (11,374)  (11,578)
                               -----------
Present value factor @ 13.0%   $ (77,162)        94%      83%       74%       65%       58%       51%       45%       40%       35%
                               -----------

                                                            Residual
                                                   2009       Value
-------------------------------------------------------------------------
EBITDA                                            37,708
Depreciation                                       8,622
Taxes @ 38.0%                                     11,053
Capital Expenditures                              11,313
                                               ---------
Cash Flow                                         15,342
                                                            ---------
Present value factor @ 13.0%                          31%   $  34,767
                                                            ---------
                                                             Residual
Pasadena Refinery                                  2009       Value
-------------------------------------------------------------------------
EBITDA                                                 -
Depreciation                                           -
Taxes @ 38.0%                                          -
Capital Expenditures                                   -
                                               ---------
Cash Flow                                              -
                                                            ---------
Present value factor @ 13.0%                          31%   $       -
                                                            ---------
                                                            Residual
La Gloria Refinery                                 2009       Value
-------------------------------------------------------------------------
EBITDA                                            17,920
Depreciation                                      16,904
Taxes @ 38.0%                                        386
Capital Expenditures                              13,094
                                               ---------
Cash Flow                                          4,440
                                                            ---------
Present value factor @ 13.0%                          31%   $  10,061
                                                            ---------
                                                            Residual
Terminals (Crown and La Gloria)                    2009       Value
-------------------------------------------------------------------------
EBITDA                                             7,499
Depreciation                                       3,304
Taxes @ 38.0%                                      1,594
Capital Expenditures                               3,334
                                               ---------
Cash Flow                                          2,571
                                                            ---------
Present value factor @ 13.0%                          31%   $   5,825
                                                            ---------
                                                            Residual
Corporate                                          2009       Value
-------------------------------------------------------------------------
Wholesale Marketing Costs                          2,583
Administration and Shared Services                10,959
Severence Costs                                        -
Transaction Fees                                       -
Corporate Depreciation                                17
Tax Benefit @ 38.0%                               (5,152)
                                               ---------
Cash Flow                                         (8,390)
                                                            ---------
Present value factor @ 13.0%                          31%   $ (19,011)
                                                            ---------

                                                               Valuation Summary
                                                               -----------------

Valuation Summary: Expected Case, Exit Refining
================================================================================
($ thousands)


Total, All Segments                                  2000      2001     2002      2003      2004        2005      2006
------------------------------------------------------------------------------------------------------------------------
EBITDA                                               75,107   111,879  111,493   112,640   112,919     113,607   104,921
Depreciation                                         30,944    31,532   34,142    36,993    35,397      33,636    35,794
Taxes @ 38.0%                                        16,782    30,532   29,393    28,746    29,458      30,389    26,268
Capital Expenditures                                 33,984    50,340   43,058    46,314    40,497      45,858    50,088
                                                    -------   -------  -------   -------   -------     -------   -------
Unlevered Cash Flow                                  24,341    31,007   39,041    37,581    42,964      37,361    28,564
                                      ------------
Present value factor @ 13.0%          $    229,330       94%       83%      74%       65%       58%         51%       45%
                                      ------------
NOL Valuation                                        2000      2001     2002      2003      2004        2005      2006
------------------------------------------------------------------------------------------------------------------------
Available NOL                                        90,000    83,403   76,805    70,208    63,611      57,013    50,416
Equity Value @ $11.49 / share         $    115,743
Federal Reserve Rate                           5.7%
EBIT                                                 44,162    80,347   77,351    75,646    77,522      79,971    69,127
Interest @ 10.9%                                     14,138    14,138   14,138    14,138    14,138      14,138    14,138
                                                    -------   -------  -------   -------   -------     -------   -------
EBT (before NOL)                                     30,025    66,210   63,214    61,509    63,384      65,833    54,990
Applied NOL                                           6,597     6,597    6,597     6,597     6,597       6,597     6,597
Tax Savings @ 38.0%                                   2,507     2,507    2,507     2,507     2,507       2,507     2,507
                                       -----------
Present value factor @ 13.0%           $    16,413       94%       83%      74%       65%       58%         51%       45%
                                       -----------
Equity Return                                        2000      2001     2002      2003      2004        2005      2006
------------------------------------------------------------------------------------------------------------------------
Unlevered Cash Flow                                  24,341    31,007   39,041    37,581    42,964      37,361    28,564
Interest @ 10.9%                                     14,138    14,138   14,138    14,138    14,138      14,138    14,138
Tax Benefit @ 38.0%                                   5,372     5,372    5,372     5,372     5,372       5,372     5,372
                                                    -------   -------  -------   -------   -------     -------   -------
Equity Cash Flow (Before NOL)                        15,576    22,242   30,276    28,815    34,199      28,595    19,799
                                      ------------
Present value factor @ 41.60%         $     66,145       84%       59%      42%       30%       21%         15%       10%
                                      ------------
Present value factor @ 36.06%         $     74,972       86%       63%      46%       34%       25%         18%       14%
                                      ------------
Present value factor @ 31.70%         $     83,653       87%       66%      50%       38%       29%         22%       17%
                                      ------------
Present value factor @ 28.15%         $     92,211       88%       69%      54%       42%       33%         26%       20%
                                      ------------

                                                                                                                   Check
                                                             --------                                 ---------
                           NOL Value @ $7.00 / share; 41.60% $  4,352    Equity Value @ $7.00 / share $  70,497   $  7.00
                                                             --------                                 ---------
                           NOL Value @ $8.00 / share; 36.06% $  5,596    Equity Value @ $8.00 / share $  80,568   $  8.00
                                                             --------                                 ---------
                           NOL Value @ $9.00 / share; 31.70% $  6,986    Equity Value @ $9.00 / share $  90,639   $  9.00
                                                             --------                                 ---------
                          NOL Value @ $10.00 / share; 28.15% $  8,499   Equity Value @ $10.00 / share $ 100,710   $ 10.00
                                                             --------                                 ---------

                                                                      Residual
Total, All Segments                    2007     2008      2009         Value
------------------------------------------------------------------------------
EBITDA                                 94,951   82,875    49,585
Depreciation                           36,256   65,435    28,846
Taxes @ 38.0%                          22,304    6,627     7,881
Capital Expenditures                   29,323   27,514    27,741
                                      -------  -------   -------
Unlevered Cash Flow                    43,323   48,734    13,964
                                                                    ---------
Present value factor @ 13.0%               40%      35%       31%   $  31,642
                                                                    ---------

NOL Valuation                          2007     2008      2009       2010
------------------------------------------------------------------------------
Avalable NOL                           43,819   37,221    33,918       27,321
Equity Value @ $11.49 / share
Federal Reserve Rate
EBIT                                   58,695   17,441    20,739
Interest @ 10.9%                       14,138   14,138    14,138
                                      -------  -------   -------
EBT (before NOL)                       44,557    3,303     6,602
Applied NOL                             6,597    3,303     6,597        6,597
Tax Savings @ 38.0%                     2,507    1,255     2,507        2,507
Present value factor @ 13.0%               40%      35%       31%          28%

                                                                    Residual
Equity Return                          2007     2008      2009       Value
------------------------------------------------------------------------------
Unlevered Cash Flow                    43,323   48,734    13,964
Interest @ 10.9%                       14,138   14,138    14,138
Tax Benefit @ 38.0%                     5,372    5,372     5,372
                                      -------  -------   -------
Equity Cash Flow (Before NOL)          34,558   39,969     5,198
                                                                    ----------
Present value factor @ 41.60%               7%       5%        4%   $     386
                                                                    ----------
Present value factor @ 36.06%              10%       7%        5%   $     663
                                                                    ----------
Present value factor @ 31.70%              13%      10%        7%   $   1,045
                                                                    ----------
Present value factor @ 28.15%              16%      12%        9%   $   1,547
                                                                    ----------

                                                                    ----------
                                       Equity IRR @ $7.00 / share        41.6%
                                                                    ----------
                                       Equity IRR @ $8.00 / share        36.1%
                                                                    ----------
                                       Equity IRR @ $9.00 / share        31.7%
                                                                    ----------
                                       Equity IRR @ $10.00 / share       28.1%
                                                                    ----------

                                                       Valuation Summary
                                                       ------------------------
Valuation Summary:  Downside Case, Continue Refining
================================================================================
($ thousands)

Crown Retail                                         2000     2001      2002      2003      2004       2005        2006     2007
----------------------------------------------------------------------------------------------------------------------------------
EBITDA                                               28,798   31,029    31,535    32,048    32,570     33,101      33,640   34,187
Depreciation                                         12,904   10,091     8,780     8,665     7,699      7,135       7,338    7,660
Taxes @ 38.0%                                         6,040    7,957     8,647     8,886     9,451      9,867       9,995   10,081
Capital Expenditures                                 10,000   10,180    10,313    10,448    10,586     10,726      10,869   11,014
Cash Flow                                            12,759   12,893    12,575    12,714    12,533     12,507      12,776   13,093
                                     ----------    --------  -------   -------   -------   -------    -------     -------  -------
Present value factor @ 13.0%         $  105,416          94%      83%       74%       65%       58%        51%         45%      40%
                                     ----------
Pasadena Refinery                                    2000     2001      2002      2003      2004       2005        2006     2007
----------------------------------------------------------------------------------------------------------------------------------
EBITDA                                               42,774   44,442    44,053    44,968    45,161     45,592      45,773   45,587
Depreciation                                          7,720    9,712    11,340    12,580    16,646     25,204      31,836   31,512
Taxes @ 38.0%                                        13,320   13,198    12,431    12,307    10,836      7,747       5,296    5,349
Capital Expenditures                                 15,704   24,050    13,400    18,460    46,650     74,904      45,023   15,143
                                                   --------  -------   -------   -------   -------    -------     -------  -------
Cash Flow                                            13,750    7,195    18,222    14,201   (12,325)   (37,059)     (4,546)  25,096
                                     ----------
Present value factor @ 13.0%         $   64,832          94%      83%       74%       65%       58%        51%         45%      40%
                                     ----------

La Gloria Refinery                                   2000     2001      2002      2003      2004       2005        2006     2007
----------------------------------------------------------------------------------------------------------------------------------
EBITDA                                               18,684   23,165    22,399    21,792    21,123     20,584      20,649   19,781
Depreciation                                          3,840    4,942     6,886     8,901    10,566     12,949      16,489   17,690
Taxes @ 38.0%                                         5,641    6,925     5,895     4,899     4,012      2,901       1,581      795
Capital Expenditures                                  5,000   12,120    15,241    19,364    17,487     27,612      32,738   12,866
                                                   --------  -------   -------   -------   -------    -------     -------  -------
Cash Flow                                             8,043    4,120     1,263    (2,470)     (376)    (9,929)    (13,670)   6,121
                                     ----------
Present value factor @ 13.0%         $   14,223          94%      83%       74%       65%       58%        51%         45%      40%
                                     ----------

Terminals (Crown and La Gloria)                      2000     2001      2002      2003       2004       2005       2006       2007
----------------------------------------------------------------------------------------------------------------------------------
EBITDA                                                6,212    6,350     6,490     6,688     6,792      6,928       7,067    7,208
Depreciation                                          1,205    1,589     1,947     2,210     2,353      2,504       2,678    2,892
Taxes @ 38.0%                                         1,903    1,809     1,726     1,701     1,687      1,681       1,668    1,640
Capital Expenditures                                  3,280    3,100     3,325     2,375     3,020      3,080       3,142    3,205
                                                   --------  -------   -------   -------   -------    -------     -------  -------
Cash Flow                                             1,030    1,441     1,439     2,611     2,086      2,166       2,257    2,363
                                     ----------
Present value factor @ 13.0%         $   16,708          94%      83%       74%       65%       58%        51%         45%      40%
                                     ----------

Corporate                                            2000     2001      2002      2003       2004       2005        2006     2007
----------------------------------------------------------------------------------------------------------------------------------
Wholesale Marketing Costs                             2,200    2,240     2,280     2,321     2,363      2,405       2,449    2,493
Administration and Shared Services                   16,000   16,288    16,581    16,880    17,183     17,493      17,808   18,128
Severence Costs                                       3,500        -         -         -         -          -           -        -
Transaction Fees                                      3,500        -         -         -         -          -           -        -
Corporate Depreciation                                5,274    5,109     4,950     4,802     2,423         48          31       17
Tax Benefit @ 38.0%                                 (11,580)  (8,982)   (9,048)   (9,121)   (8,348)    (7,579)     (7,709)  (7,842)
                                                   --------  -------   -------   -------   -------    -------     -------  -------
Cash Flow                                           (13,620)  (9,546)   (9,813)  (10,080)  (11,198)   (12,319)    (12,547) (12,778)
                                     ----------
Present value factor @ 13.0%         $ (96,849)          94%      83%       74%       65%       58%        51%         45%      40%
                                     ----------

                                                                Residual
Crown Retail                             2008      2009          Value
------------------------------------------------------------------------
EBITDA                                   34,744    35,310
Depreciation                              8,126     8,622
Taxes @ 38.0%                            10,115    10,141
Capital Expenditures                     11,162    11,313
Cash Flow                                13,467    13,856
                                        -------   -------
                                                               ---------
Present value factor @ 13.0%                 35%       31%     $  31,397
                                                               ---------
                                                               Residual
Pasadena Refinery                        2008      2009          Value
------------------------------------------------------------------------
EBITDA                                   38,502    29,832
Depreciation                             28,749    26,881
Taxes @ 38.0%                             3,706     1,121
Capital Expenditures                     15,264    15,386
                                        -------   -------
Cash Flow                                19,532    13,324
                                                               ---------
Present value factor @ 13.0%                 35%       31%     $  30,193
                                                               ---------
                                                               Residual
La Gloria Refinery                       2008      2009          Value
------------------------------------------------------------------------
EBITDA                                   18,882    17,950
Depreciation                             16,840    16,589
Taxes @ 38.0%                               776       517
Capital Expenditures                     12,994    13,124
                                        -------   -------
Cash Flow                                 5,112     4,309
                                                               ---------
Present value factor @ 13.0%                 35%       31%     $   9,764
                                                               ---------
                                                                Residual
Terminals (Crown and La Gloria)          2008      2009          Value
------------------------------------------------------------------------
EBITDA                                    7,352     7,499
Depreciation                              3,099     3,304
Taxes @ 38.0%                             1,616     1,594
Capital Expenditures                      3,269     3,334
                                        -------   -------
Cash Flow                                 2,467     2,571      ---------
Present value factor @ 13.0%                 35%       31%     $   5,825
                                                               ---------
                                                                Residual
Corporate                                2008      2009          Value
------------------------------------------------------------------------
Wholesale Marketing Costs                 2,537     2,583
Administration and Shared Services       18,454    18,787
Severence Costs                               -         -
Transaction Fees                              -         -
Corporate Depreciation                       17        17
Tax Benefit @ 38.0%                      (7,983)   (8,127)
                                        -------   -------
Cash Flow                               (13,009)  (13,243)
                                                               ----------
Present value factor @ 13.0%                 35%       31%     $ (30,009)
                                                               ----------

                                                                                Valuation Summary
                                                                                ---------------------------

Valuation Summary : Downside Case, Continue Refining
=============================================================================================================
($ thousands)
Total, All Segments                                            2000           2001            2002
-------------------------------------------------------------------------------------------------------------
EBITDA                                                         71,268         86,458          85,615
Depreciation                                                   30,944         31,443          33,904
Taxes @ 38.0%                                                  15,323         20,906          19,650
Capital Expenditures                                           33,984         49,450          42,279
                                                            ---------       --------        --------
Unlevered Cash Flow                   ------------             21,961         16,102          23,686
Present value factor @ 13.0%          $    104,330                 94%            83%             74%
                                      ------------
NOL Valuation                                                  2000           2001            2002
-------------------------------------------------------------------------------------------------------------
Available NOL                                                  90,000         91,771          93,543
Equity Value @ -$3.09 / share         $    (31,076)
Federal Reserve Rate                           5.7%
EBIT                                                           40,324         55,016          51,711
Interest @ 10.9%                                               14,138         14,138          14,138
                                                            ---------       --------        --------
EBT (before NOL)                                               26,186         40,878          37,574
Applied NOL                                                    (1,771)        (1,771)         (1,771)
Tax Savings @ 38.0%                   -------------              (673)          (673)           (673)
Present value factor @ 13.0%          $     (5,406)                94%            83%             74%
                                      -------------
Equity Return                                                  2000           2001            2002
--------------------------------------------------------------------------------------------------------------
Unlevered Cash Flow                                            21,961         16,102          23,686
Interest @ 10.9%                                               14,138         14,138          14,138
Tax Benefit @ 38.0%                                             5,372          5,372           5,372
                                                            ---------       --------        --------
Equity Cash Flow (Before NOL)         ------------             13,196          7,337          14,920
Present value factor @ 9.52%          $     56,392                 96%            87%             80%
                                      ------------
Present value factor @ 8.78%          $     64,320                 96%            88%             81%
                                      ------------
Present value factor @ 8.15%          $     72,473                 96%            89%             82%
                                      ------------
Present value factor @ 7.61%          $     80,842                 96%            90%             83%
                                      ------------
                                                                  ----------
                            NOL Value @ $7.00 / share;  9.52%       $ 14,103
                                                                  ----------
                            NOL Value @ $8.00 / share;  8.78%       $ 16,246
                                                                  ----------
                            NOL Value @ $9.00 / share;  8.15%       $ 18,165
                                                                  ----------
                            NOL Value @ $10.00 /share;  7.61%       $ 19,867
                                                                  ----------



Total, All Segments                    2003                     2004           2005           2006
---------------------------------------------------------------------------------------------------------------
EBITDA                                86,296                   86,101         86,307          86,872
Depreciation                          37,158                   39,687         47,839          58,371
Taxes @ 38.0%                         18,672                   17,637         14,618          10,830
Capital Expenditures                  50,647                   77,743        116,322          91,772
                                    --------                ---------      ---------         -------
Unlevered Cash Flow                   16,977                   (9,279)       (44,633)        (15,731)
Present value factor @ 13.0%              65%                      58%            51%             45%

NOL Valuation                         2003                     2004           2005           2006
--------------------------------------------------------------------------------------------------------------
Avalable NOL                          95,314                   97,085         98,857         100,628
Equity Value @ -$3.09 / share
Federal Reserve Rate
EBIT                                  49,138                   46,414         38,468          28,500
Interest @ 10.9%                      14,138                   14,138         14,138          14,138
                                    --------                ---------      ---------         -------
EBT (before NOL)                      35,000                   32,277         24,330          14,363
Applied NOL                           (1,771)                  (1,771)        (1,771)         (1,771)
Tax Savings @ 38.0%                     (673)                    (673)          (673)           (673)
Present value factor @ 13.0%              65%                      58%            51%             45%

Equity Return                         2003                     2004           2005           2006
--------------------------------------------------------------------------------------------------------------
Unlevered Cash Flow                   16,977                   (9,279)       (44,633)        (15,731)
Interest @ 10.9%                      14,138                   14,138         14,138          14,138
Tax Benefit @ 38.0%                    5,372                    5,372          5,372           5,372
                                    --------                ---------      ---------         -------
Equity Cash Flow (Before NOL)          8,212                  (18,045)       (53,398)        (24,496)
Present value factor @ 9.52%              73%                      66%            61%             55%
Present value factor @ 8.78%              74%                      68%            63%             58%
Present value factor @ 8.15%              76%                      70%            65%             60%
Present value factor @ 7.61%              77%                      72%            67%             62%

                                                                          ----------      Check
                                            Equity Value @ $7.00 / share  $   70,495    $  7.00
                                                                          ----------
                                            Equity Value @ $8.00 / share  $   80,565    $  8.00
                                                                          ----------
                                            Equity Value @ $9.00 / share  $   90,638    $  9.00
                                                                          ----------
                                            Equity Value @ $10.00 / share $  100,710    $ 10.00
                                                                          ----------

                                                                                          Residual
Total, All Segments                   2007                     2008            2009          Value
--------------------------------------------------------------------------------------------------------------
EBITDA                                 86,143                  78,488           69,222
Depreciation                           59,771                  56,831           55,413
Taxes @ 38.0%                          10,021                   8,230            5,247
Capital Expenditures                   42,228                  42,690           43,158
                                    ---------              ----------         --------
Unlevered Cash Flow                    33,894                  27,569           20,816   ------------
Present value factor @ 13.0%               40%                     35%              31%    $  47,171
                                                                                         ------------

NOL Valuation                         2007                    2008             2009          2010
--------------------------------------------------------------------------------------------------------------
Avalable NOL                          102,399                 104,171          105,942       107,713
Equity Value @ -$3.09 / share
Federal Reserve Rate
EBIT                                   26,372                  21,657           13,809
Interest @ 10.9%                       14,138                  14,138           14,138
                                    ---------              ----------         --------
EBT (before NOL)                       12,235                   7,520             (328)
Applied NOL                            (1,771)                 (1,771)          (1,771)       (1,771)
Tax Savings @ 38.0%                      (673)                   (673)            (673)         (673)
Present value factor @ 13.0%               40%                     35%              31%           28%
                                                                                           Residual
Equity Return                          2007                    2008             2009         Value
--------------------------------------------------------------------------------------------------------------
Unlevered Cash Flow                    33,894                  27,569           20,816
Interest @ 10.9%                       14,138                  14,138           14,138
Tax Benefit @ 38.0%                     5,372                   5,372            5,372
                                   ----------              ----------         --------
Equity Cash Flow (Before NOL)          25,129                  18,804           12,051   ------------
Present value factor @ 9.52%               51%                     46%              42%    $  50,988
                                                                                         ------------
Present value factor @ 8.78%               53%                     49%              45%    $  59,158
                                                                                         ------------
Present value factor @ 8.15%               56%                     51%              47%    $  67,511
                                                                                         ------------
Present value factor @ 7.61%               58%                     54%              50%    $  76,046
                                                                                         ------------

                                                                                         -------------
                                                              Equity IRR @ $7.00 / share         9.5%
                                                                                         -------------
                                                              Equity IRR @ $8.00 / share         8.8%
                                                                                          ------------
                                                              Equity IRR @ $9.00 / share         8.2%
                                                                                          ------------
                                                              Equity IRR @ $10.00 / share        7.6%
                                                                                          ------------

CROWN IS UNLIKELY TO BE ABLE TO REFINANCE ITS LONG-TERM DEBT AT CURRENT RATES IN THE DOWNSIDE SCENARIO AND EQUITY RETURNS WILL LIKELY BE LOWER THAN THAT PRESENTED IN THE DOWNSIDE SCENARIO

                                                               Valuation Summary
                                                               -----------------

Valuation Summary: Downside Case, Exit Refining
--------------------------------------------------------------------------------
($ thousands)

Crown Retail                                        2000      2001      2002      2003      2004       2005      2006      2007
-----------------------------------------------------------------------------------------------------------------------------------
EBITDA                                              28,798    31,029    31,535    32,048    32,570     33,101    33,640    34,187
Depreciation                                        12,904    10,091     8,780     8,665     7,699      7,135     7,338     7,660
Taxes @ 38.0%                                        6,040     7,957     8,647     8,886     9,451      9,867     9,995    10,081
Capital Expenditures                                10,000    10,180    10,313    10,448    10,586     10,726    10,869    11,014
Cash Flow                                           12,759    12,893    12,575    12,714    12,533     12,507    12,776    13,093
                                       ---------   -------   -------   -------   -------   -------    -------   -------   -------
Present value factor @ 13.0%           $ 105,416        94%       83%       74%       65%       58%        51%       45%       40%
                                       ---------

Pasadena Refinery                                   2000      2001      2002      2003      2004       2005      2006      2007
-----------------------------------------------------------------------------------------------------------------------------------
EBITDA                                              42,633    44,302    43,912    44,828    45,021     45,452    45,632    45,447
Depreciation                                         7,720     9,712    11,340    12,080    11,966     10,590     8,853     7,614
Taxes @ 38.0%                                       13,267    13,144    12,377    12,444    12,561     13,247    13,976    14,376
Capital Expenditures                                15,704    24,050    13,400    13,460     8,850      4,000     3,016     2,032
                                                   -------   -------   -------   -------   -------    -------   -------   -------
Cash Flow                                           13,663     7,108    18,135    18,924    23,610     28,204    28,640    29,038
                                       ---------
Present value factor @ 13.0%           $ 110,137        94%       83%       74%       65%       58%        51%       45%       40%
                                       ---------

La Gloria Refinery                                  2000      2001      2002      2003      2004       2005      2006      2007
-----------------------------------------------------------------------------------------------------------------------------------
EBITDA                                              18,684    23,165    22,399    21,792    21,123     20,584    20,649    19,781
Depreciation                                         3,840     4,942     6,886     8,901    10,566     12,949    16,489    17,690
Taxes @ 38.0%                                        5,641     6,925     5,895     4,899     4,012      2,901     1,581       795
Capital Expenditures                                 5,000    12,120    15,241    19,364    17,487     27,612    32,738    12,866
                                                   -------   -------   -------   -------   -------    -------   -------   -------
Cash Flow                                            8,043     4,120     1,263    (2,470)     (376)    (9,929)  (13,670)    6,121
                                       ---------
Present value factor @ 13.0%           $  14,223        94%       83%       74%       65%       58%        51%       45%       40%
                                       ---------

Terminals (Crown and La Gloria)                     2000      2001      2002      2003      2004       2005      2006      2007
-----------------------------------------------------------------------------------------------------------------------------------
EBITDA                                               6,212     6,350     6,490     6,688     6,792      6,928     7,067     7,208
Depreciation                                         1,205     1,589     1,947     2,210     2,353      2,504     2,678     2,892
Taxes @ 38.0%                                        1,903     1,809     1,726     1,701     1,687      1,681     1,668     1,640
Capital Expenditures                                 3,280     3,100     3,325     2,375     3,020      3,080     3,142     3,205
                                                   -------   -------   -------   -------   -------    -------   -------   -------
Cash Flow                                            1,030     1,441     1,439     2,611     2,086      2,166     2,257     2,363
                                       ---------
Present value factor @ 13.0%           $  16,708        94%       83%       74%       65%       58%        51%       45%       40%
                                       ---------

Corporate                                           2000      2001      2002      2003      2004       2005      2006      2007
-----------------------------------------------------------------------------------------------------------------------------------
Wholesale Marketing Costs                            2,200     2,240     2,280     2,321     2,363      2,405     2,449     2,493
Administration and Shared Services                  16,000    16,288    16,581    16,880    17,183     17,493    17,808    18,128
Severence Costs                                      3,500     -         -         -         -          -         -         -
Transaction Fees                                     3,500     -         -         -         -          -         -         -
Corporate Depreciation                               5,274     5,109     4,950     4,802     2,423         48        31        17
Tax Benefit @ 38.0%                                (11,580)   (8,982)   (9,048)   (9,121)   (8,348)    (7,579)   (7,709)   (7,842)
                                                   -------   -------   -------   -------   -------    -------   -------   -------
Cash Flow                                          (13,620)   (9,546)   (9,813)  (10,080)  (11,198)   (12,319)  (12,547)  (12,778)
                                       ---------
Present value factor @ 13.0%           $ (86,835)       94%       83%       74%       65%       58%        51%       45%       40%
                                       ---------

                                                                       Residual
Crown Retail                                        2008      2009       Value
---------------------------------------------------------------------------------
EBITDA                                              34,744    35,310
Depreciation                                         8,126     8,622
Taxes @ 38.0%                                       10,115    10,141
Capital Expenditures                                11,162    11,313
Cash Flow                                           13,467    13,856
                                                   -------    ------   ---------
Present value factor @ 13.0%                            35%       31%  $  31,397
                                                                       ---------

                                                                       Residual
Pasadena Refinery                                   2008      2009       Value
---------------------------------------------------------------------------------
EBITDA                                              37,008         -
Depreciation                                        37,000         -
Taxes @ 38.0%                                            3         -
Capital Expenditures                                     -         -
                                                   -------    ------
Cash Flow                                           37,005         -
                                                                       ---------
Present value factor @ 13.0%                            35%       31%  $       -
                                                                       ---------

                                                                       Residual
La Gloria Refinery                                  2008      2009       Value
---------------------------------------------------------------------------------
EBITDA                                              18,882    17,950
Depreciation                                        16,840    16,589
Taxes @ 38.0%                                          776       517
Capital Expenditures                                12,994    13,124
                                                   -------    ------
Cash Flow                                            5,112     4,309
                                                                       ---------
Present value factor @ 13.0%                            35%       31%  $   9,764
                                                                       ---------

                                                                       Residual
Terminals (Crown and La Gloria)                     2008      2009       Value
EBITDA                                               7,352     7,499
---------------------------------------------------------------------------------
Depreciation                                         3,099     3,304
Taxes @ 38.0%                                        1,616     1,594
Capital Expenditures                                 3,269     3,334
                                                   -------    ------
Cash Flow                                            2,467     2,571
                                                                       ---------
Present value factor @ 13.0%                         35%       31%     $   5,825
                                                                       ---------

                                                                       Residual
Corporate                                           2008      2009       Value
---------------------------------------------------------------------------------
Wholesale Marketing Costs                            2,537     2,583
Administration and Shared Services                  18,454    12,524
Severence Costs                                          -         -
Transaction Fees                                         -         -
Corporate Depreciation                                  17        17
Tax Benefit @ 38.0%                                 (7,983)   (5,747)
                                                   -------    ------
Cash Flow                                          (13,009)   (9,360)
                                                                       ---------
Present value factor @ 13.0%                            35%       31%  $ (21,211)
                                                                       ---------

                                                               Valuation Summary
                                                              ------------------

Valuation Summary: Downside Case, Exit Refining
================================================================================
($ thousands)

Total, All Segments                                 2000       2001     2002      2003      2004        2005      2006     2007
-----------------------------------------------------------------------------------------------------------------------------------
EBITDA                                              71,128     86,318   85,475    86,156    85,961      86,167    86,731   86,003
Depreciation                                        30,944     31,443   33,904    36,658    35,007      33,225    35,389   35,873
Taxes @ 38.0%                                       15,270     20,853   19,597    18,809    19,362      20,118    19,510   19,049
Capital Expenditures                                33,984     49,450   42,279    45,647    39,943      45,419    49,765   29,117
                                                   -------    -------  -------   -------   -------     -------   -------  -------
Unlevered Cash Flow                                 21,874     16,015   23,598    21,700    26,655      20,630    17,456   37,837
                                     -----------
Present value factor @ 13.0%          $ 159,650         94%        83%      74%       65%       58%         51%       45%      40%
                                     -----------

NOL Valuation                                       2000       2001     2002      2003      2004        2005      2006     2007
-----------------------------------------------------------------------------------------------------------------------------------
Available NOL                                       90,000     87,993   85,987    83,980    81,973      79,966    77,960   75,953
Equity Value @ $3.50 / share          $  35,205
Federal Reserve Rate                        5.7%
EBIT                                                40,184     54,875   51,571    49,497    50,954      52,942    51,343   50,130
Interest @ 10.9%                                    14,138     14,138   14,138    14,138    14,138      14,138    14,138   14,138
                                                   -------    -------  -------   -------   -------     -------   -------  -------
EBT (before NOL)                                    26,046     40,738   37,433    35,360    36,816      38,804    37,205   35,992
Applied NOL                                          2,007      2,007    2,007     2,007     2,007       2,007     2,007    2,007
Tax Savings @ 38.0%                                    763        763      763       763       763         763       763      763
                                     -----------
Present value factor @ 13.0%          $   5,556         94%        83%      74%       65%       58%         51%       45%      40%
                                     -----------

Equity Return                                       2000       2001     2002      2003      2004        2005      2006     2007
-----------------------------------------------------------------------------------------------------------------------------------
Unlevered Cash Flow                                 21,874     16,015   23,598    21,700    26,655      20,630    17,456   37,837
Interest @ 10.9%                                    14,138     14,138   14,138    14,138    14,138      14,138    14,138   14,138
Tax Benefit @ 38.0%                                  5,372      5,372    5,372     5,372     5,372       5,372     5,372    5,372
                                                   -------    -------  -------   -------   -------     -------   -------  -------
Equity Cash Flow (Before NOL)                       13,109      7,250   14,833    12,935    17,890      11,865     8,691   29,071
                                     -----------
Present value factor @ 21.30%         $  63,198         91%        75%      62%       51%       42%         35%       29%      23%
                                     -----------
Present value factor @ 18.16%         $  71,166         92%        78%      66%       56%       47%         40%       34%      29%
                                     -----------
Present value factor @ 15.65%         $  78,991         93%        80%      70%       60%       52%         45%       39%      34%
                                     -----------
Present value factor @ 13.58%         $  86,766         94%        83%      73%       64%       56%         50%       44%      38%
                                     -----------
                                                                                                                  Check
                                                           ----------                                ---------
                        NOL Value @ $7.00/share; 21.30%    $    7,299    Equity Value @ $7.00/share  $  70,497   $  7.00
                                                           ----------                                ---------
                        NOL Value @ $8.00/share; 18.16%    $    9,402    Equity Value @ $8.00/share  $  80,568   $  8.00
                                                           ----------                                ---------
                        NOL Value @ $9.00/share; 15.65%    $   11,648    Equity Value @ $9.00/share  $  90,639   $  9.00
                                                           ----------                                ---------
                        NOL Value @ $10.00/share; 13.58%   $   13,944    Equity Value @ $10.00/share $ 100,710   $ 10.00
                                                           ----------                                ---------
                                                                       Residual
Total, All Segments                                 2008      2009       Value
----------------------------------------------------------------------------------
EBITDA                                              76,994    45,652
Depreciation                                        65,082    28,532
Taxes @ 38.0%                                        4,526     6,506
Capital Expenditures                                27,425    27,771
Unlevered Cash Flow                                 45,042    11,375
                                                                       -----------
Present value factor @ 13.0%                            35%       31%  $ 25,776
                                                                       -----------

NOL Valuation                                       2008      2009       2010
----------------------------------------------------------------------------------
Available NOL                                       73,946    76,172     74,165
Equity Value @ $3.50 / share
Federal Reserve Rate
EBIT                                                11,912    17,120
Interest @ 10.9%                                    14,138    14,138
EBT (before NOL)                                    (2,226)    2,983
Applied NOL                                         (2,226)    2,007      2,007
Tax Savings @ 38.0%                                   (846)      763        763
Present value factor @ 13.0%                            35%       31%        28%

                                                                       Residual
Equity Return                                       2008      2009       Value
----------------------------------------------------------------------------------
Unlevered Cash Flow                                 45,042    11,375
Interest @ 10.9%                                    14,138    14,138
Tax Benefit @ 38.0%                                  5,372     5,372
Equity Cash Flow (Before NOL)                       36,277    2,610
                                                                       -----------
Present value factor @ 21.30%                           19%       16%   $  1,777
                                                                       -----------
Present value factor @ 18.16%                           24%       20%   $  2,710
                                                                       -----------
Present value factor @ 15.65%                           29%       25%   $  3,898
                                                                       -----------
Present value factor @ 13.58%                           34%       30%   $  5,378
                                                                       -----------
                                                                       -----------
                                          Equity IRR @ $7.00 / share        21.3%
                                                                       -----------
                                          Equity IRR @ $8.00 / share        18.2%
                                                                       -----------
                                          Equity IRR @ $9.00 / share        15.6%
                                                                       -----------
                                          Equity IRR @ $10.00 / share       13.6%
                                                                       -----------

CROWN IS UNLIKELY TO BE ABLE TO REFINANCE ITS LONG-TERM DEBT AT CURRENT RATES IN THE DOWNSIDE SCENARIO AND EQUITY RETURNS WILL LIKELY BE LOWER THAN THAT PRESENTED IN THE DOWNSIDE SCENARIO

                                                   Valuation Summary
                                                   -----------------------------

Valuation Summary: Upside Case, Continue Refining
--------------------------------------------------------------------------------
($ thousands)


Crown Retail                                         2000     2001      2002      2003      2004       2005      2006      2007
------------------------------------------------------------------------------------------------------------------------------------
EBITDA                                               32,756   35,230    35,805    36,391    36,985     37,589    38,203    38,828
Depreciation                                         12,904   10,091     8,780     8,665     7,699      7,135     7,338     7,660
Taxes @ 38.0%                                         7,544    9,553    10,270    10,536    11,129     11,573    11,729    11,844
Capital Expenditures                                 10,000   10,180    10,313    10,448    10,586     10,726    10,869    11,014
Cash Flow                                            15,212   15,497    15,223    15,406    15,270     15,290    15,606    15,970
                                       -----------  -------   ------    ------    ------    ------     ------    ------    ------
Present value factor @ 13.0%           $   127,733       94%      83%       74%       65%       58%        51%       45%       40%
                                       -----------
Pasadena Refinery                                    2000     2001      2002      2003      2004       2005      2006      2007
---------------------------------------------------------------------------------------------------------------------------------
EBITDA                                               42,774   61,245    61,157    62,381    62,888     63,637    64,143    64,288
Depreciation                                          7,720    9,712    11,340    12,580    16,646     25,204    31,836    31,512
Taxes @ 38.0%                                        13,320   19,583    18,930    18,924    17,572     14,605    12,277    12,455
Capital Expenditures                                 15,704   24,050    13,400    18,460    46,650     74,904    45,023    15,143
                                                    -------   ------    ------    ------    ------     ------    ------    ------
Cash Flow                                            13,750   17,612    28,827    24,997    (1,334)   (25,871)    6,843    36,690
                                       -----------
Present value factor @ 13.0%           $   169,459       94%      83%       74%       65%       58%        51%       45%       40%
                                       -----------
La Gloria Refinery                                   2000     2001      2002      2003      2004       2005      2006      2007
------------------------------------------------------------------------------------------------------------------------------------
EBITDA                                               18,684   27,787    27,104    26,583    26,000     25,548    25,702    24,926
Depreciation                                          3,840    4,942     6,886     8,901    10,566     12,949    16,489    17,690
Taxes @ 38.0%                                         5,641    8,681     7,683     6,719     5,865      4,788     3,501     2,750
Capital Expenditures                                  5,000   12,120    15,241    19,364    17,487     27,612    32,738    12,866
                                                    -------   ------    ------    ------    ------     ------    ------    ------
Cash Flow                                             8,043    6,986     4,180       500     2,648     (6,851)  (10,537)    9,311
                                       -----------
Present value factor @ 13.0%           $    36,376       94%      83%       74%       65%       58%        51%       45%       40%
                                       -----------
Terminals (Crown and La Gloria)                      2000     2001      2002      2003      2004       2005      2006      2007
------------------------------------------------------------------------------------------------------------------------------------
EBITDA                                                6,212    6,350     6,490     6,688     6,792      6,928     7,067     7,208
Depreciation                                          1,205    1,589     1,947     2,210     2,353      2,504     2,678     2,892
Taxes @ 38.0%                                         1,903    1,809     1,726     1,701     1,687      1,681     1,668     1,640
Capital Expenditures                                  3,280    3,100     3,325     2,375     3,020      3,080     3,142     3,205
                                                    -------    -----     -----     -----     -----      -----     -----     -----
Cash Flow                                             1,030    1,441     1,439     2,611     2,086      2,166     2,257     2,363
                                       -----------
Present value factor @ 13.0%           $    16,708       94%      83%       74%       65%       58%        51%       45%       40%
                                       -----------
Corporate                                            2000     2001      2002      2003      2004       2005      2006      2007
------------------------------------------------------------------------------------------------------------------------------------
Wholesale Marketing Costs                             2,200    2,240     2,280     2,321     2,363      2,405     2,449     2,493
Administration and Shared Services                   12,000   12,216    12,436    12,660    12,888     13,120    13,356    13,596
Severence Costs                                       3,500        -         -         -         -          -         -         -
Transaction Fees                                      3,500        -         -         -         -          -         -         -
Corporate Depreciation                                5,274    5,109     4,950     4,802     2,423         48        31        17
Tax Benefit @ 38.0%                                 (10,060)  (7,435)   (7,473)   (7,517)   (6,716)    (5,918)   (6,017)   (6,120)
                                                    -------   ------    ------    ------    ------     ------    ------    ------
Cash Flow                                           (11,140)  (7,021)   (7,243)   (7,463)   (8,534)    (9,607)   (9,787)   (9,969)
                                       ------------
Present value factor @ 13.0%           $   (75,000)      94%      83%       74%       65%       58%        51%       45%       40%
                                       ------------
                                                                          Residual
Crown Retail                                           2008      2009       Value
-------------------------------------------------------------------------------------
EBITDA                                                 39,462    40,106
Depreciation                                            8,126     8,622
Taxes @ 38.0%                                          11,908    11,964
Capital Expenditures                                   11,162    11,313
Cash Flow                                              16,392    16,829
                                                      -------    ------   ---------
Present value factor @ 13.0%                               35%       31%  $  38,137
                                                                          ---------
                                                                           Residual
Pasadena Refinery                                      2008      2009       Value
-------------------------------------------------------------------------------------
EBITDA                                                 63,706    63,437
Depreciation                                           28,749    26,881
Taxes @ 38.0%                                          13,283    13,891
Capital Expenditures                                   15,264    15,386
                                                      -------    ------
Cash Flow                                              35,158    34,159
                                                                          ---------
Present value factor @ 13.0%                               35%       31%  $  77,407
                                                                          ---------
                                                                          Residual
La Gloria Refinery                                     2008      2009       Value
-------------------------------------------------------------------------------------
EBITDA                                                 24,119    23,282
Depreciation                                           16,840    16,589
Taxes @ 38.0%                                           2,766     2,543
Capital Expenditures                                   12,994    13,124
                                                      -------    ------
Cash Flow                                               8,359     7,615
                                                                         ---------
Present value factor @ 13.0%                               35%       31% $  17,255
                                                                         ---------
                                                                          Residual
Terminals (Crown and La Gloria)                        2008      2009       Value
-------------------------------------------------------------------------------------
EBITDA                                                  7,352     7,499
Depreciation                                            3,099     3,304
Taxes @ 38.0%                                           1,616     1,594
Capital Expenditures                                    3,269     3,334
                                                       ------     -----
Cash Flow                                               2,467     2,571
                                                                          ---------
Present value factor @ 13.0%                               35%       31%  $   5,825
                                                                          ---------
                                                                          Residual
Corporate                                              2008      2009       Value
-------------------------------------------------------------------------------------
Wholesale Marketing Costs                               2,537     2,583
Administration and Shared Services                     13,841    14,090
Severence Costs                                             -         -
Transaction Fees                                            -         -
Corporate Depreciation                                     17        17
Tax Benefit @ 38.0%                                    (6,230)   (6,342)
                                                      -------   -------
Cash Flow                                             (10,148)  (10,331)
                                                                          ----------
Present value factor @ 13.0%                               35%       31%  $ (23,411)
                                                                          ----------

                                                     Valuation Summary
                                                     ---------------------------

Valuation Summary: Upside Case, Continue Refining
================================================================================
($ thousands)

Total, All Segments                                 2000       2001     2002      2003      2004        2005      2006
---------------------------------------------------------------------------------------------------------------------------
EBITDA                                              79,226     116,156  115,841   117,061   117,415     118,178   119,311
Depreciation                                        30,944      31,443   33,904    37,158    39,687      47,839    58,371
Taxes @ 38.0%                                       18,347      32,191   31,136    30,363    29,536      26,729    23,157
Capital Expenditures                                33,984      49,450   42,279    50,647    77,743     116,322    91,772
                                                   -------     -------  -------   -------   -------    --------   -------
Unlevered Cash Flow                                 26,895      34,515   42,426    36,051    10,135     (24,873)    4,382
                                     --------------
Present value factor @ 13.0%          $    275,276      94%         83%      74%       65%       58%         51%       45%
                                     --------------
NOL Valuation                                       2000       2001     2002      2003      2004        2005      2006
---------------------------------------------------------------------------------------------------------------------------
Available NOL                                       90,000      80,570   71,141    61,711    52,281      42,851    33,422
Equity Value @ $16.43 / share         $    165,434
Federal Reserve Rate                           5.7%
EBIT                                                48,282      84,713   81,938    79,903    77,727      70,339    60,940
Interest @ 10.9%                                    14,138      14,138   14,138    14,138    14,138      14,138    14,138
                                                   -------     -------  -------   -------   -------    --------   -------
EBT (before NOL)                                    34,144      70,575   67,800    65,765    63,590      56,201    46,802
Applied NOL                                          9,430       9,430    9,430     9,430     9,430       9,430     9,430
Tax Savings @ 38.0%                                  3,583       3,583    3,583     3,583     3,583       3,583     3,583
                                     --------------
Present value factor @ 13.0%          $     20,158      94%         83%      74%       65%       58%         51%       45%
                                     --------------

Equity Return                                       2000       2001     2002      2003      2004        2005      2006
---------------------------------------------------------------------------------------------------------------------------
Unlevered Cash Flow                                 26,895      34,515   42,426    36,051    10,135     (24,873)    4,382
Interest @ 10.9%                                    14,138      14,138   14,138    14,138    14,138      14,138    14,138
Tax Benefit @ 38.0%                                  5,372       5,372    5,372     5,372     5,372       5,372     5,372
                                                   -------     -------  -------   -------   -------    --------   -------
Equity Cash Flow (Before NOL)                       18,130      25,749   33,661    27,286     1,370     (33,638)   (4,383)
                                     --------------
Present value factor @ 36.04%         $     65,561      86%         63%      46%       34%       25%         18%       14%
                                     --------------
Present value factor @ 31.55%         $     74,254      87%         66%      50%       38%       29%         22%       17%
                                     --------------
Present value factor @ 28.25%         $     82,873      88%         69%      54%       42%       33%         25%       20%
                                     --------------
Present value factor @ 25.70%         $     91,460      89%         71%      56%       45%       36%         28%       23%
                                     --------------
                                                              ---------                                 ----------  Check
                            NOL Value @ $7.00 / share; 36.04%  $ 4,936     Equity Value @ $7.00 / share  $ 70,497  $ 7.00
                                                              ---------                                 ----------
                            NOL Value @ $8.00 / share; 31.55%  $ 6,314     Equity Value @ $8.00 / share  $ 80,568  $ 8.00
                                                              ---------                                 ----------
                            NOL Value @ $9.00 / share; 28.25%  $ 7,766     Equity Value @ $9.00 / share  $ 90,639  $ 9.00
                                                              ---------                                 ----------
                           NOL Value @ $10.00 / share; 25.70%  $ 9,250    Equity Value @ $10.00 / share  $100,710  $10.00
                                                              ---------                                 ----------
                                                                                 Residual
Total, All Segments                                 2007      2008      2009       Value
--------------------------------------------------------------------------------------------
EBITDA                                             119,161   118,261   117,651
Depreciation                                        59,771    56,831    55,413
Taxes @ 38.0%                                       22,568    23,343    23,651
Capital Expenditures                                42,228    42,690    43,158
                                                  --------   -------   -------
Unlevered Cash Flow                                 54,365    52,228    50,843
                                                                                 ---------
Present value factor @ 13.0%                            40%       35%       31%  $ 115,213
                                                                                 ---------

NOL Valuation                                       2007      2008      2009       2010
--------------------------------------------------------------------------------------------
Avalable NOL                                        23,992    14,562    5,132            -
Equity Value @ $16.43 / share
Federal Reserve Rate
EBIT                                                59,390    61,429    62,239
Interest @ 10.9%                                    14,138    14,138    14,138
                                                  --------   -------   -------
EBT (before NOL)                                    45,252    47,292    48,101
Applied NOL                                          9,430     9,430     5,132           -
Tax Savings @ 38.0%                                  3,583     3,583     1,950           -
Present value factor @ 13.0%                            40%       35%       31%         28%
                                                                                 Residual
Equity Return                                       2007      2008      2009       Value
--------------------------------------------------------------------------------------------
Unlevered Cash Flow                                 54,365    52,228    50,843
Interest @ 10.9%                                    14,138    14,138    14,138
Tax Benefit @ 38.0%                                  5,372     5,372     5,372
                                                  --------   -------   -------
Equity Cash Flow (Before NOL)                       45,599    43,462    42,078
                                                                                  ---------
Present value factor @ 36.04%                           10%        7%        5%    $ 5,376
                                                                                  ---------
Present value factor @ 31.55%                           13%       10%        7%    $ 8,591
                                                                                  ---------
Present value factor @ 28.25%                           15%       12%        9%    $12,371
                                                                                  ---------
Present value factor @ 25.70%                           18%       14%       11%    $16,619
                                                                                  ---------

                                                                                  ---------
                                                       Equity IRR @ $7.00 / share     36.0%
                                                                                  ---------
                                                       Equity IRR @ $8.00 / share     31.6%
                                                                                  ---------
                                                       Equity IRR @ $9.00 / share     28.3%
                                                                                  ---------
                                                      Equity IRR @ $10.00 / share     25.7%
                                                                                  ---------

                                                          Valuation Summary
                                                          ----------------------

Valuation Summary: Upside Case, Exit Refining
================================================================================
($ thousands)

Crown Retail                                 2000    2001    2002    2003    2004    2005    2006    2007    2008     2009
----------------------------------------------------------------------------------------------------------------------------
EBITDA                                      32,756  35,230  35,805  36,391  36,985  37,589  38,203  38,828  39,462    40,106
Depreciation                                12,904  10,091   8,780   8,665   7,699   7,135   7,338   7,660   8,126     8,622
Taxes @ 38.0%                                7,544   9,553  10,270  10,536  11,129  11,573  11,729  11,844  11,908    11,964
Capital Expenditures                        10,000  10,180  10,313  10,448  10,586  10,726  10,869  11,014  11,162    11,313
Cash Flow                                   15,212  15,497  15,223  15,406  15,270  15,290  15,606  15,970  16,392    16,829
                               ---------    ------  ------  ------  ------  ------  ------  ------  ------  ------    ------
Present value factor @ 13.0%   $ 127,733        94%     83%     74%     65%     58%     51%     45%     40%     35%       31%
                               ---------

Pasadena Refinery                            2000    2001    2002    2003    2004    2005    2006    2007    2008      2009
----------------------------------------------------------------------------------------------------------------------------
EBITDA                                      42,633  61,104  61,017  62,240  62,747  63,497  64,002  64,148  37,008         -
Depreciation                                 7,720   9,712  11,340  12,080  11,966  10,590   8,853   7,614  37,000         -
Taxes @ 38.0%                               13,267  19,529  18,877  19,061  19,297  20,105  20,957  21,483       3         -
Capital Expenditures                        15,704  24,050  13,400  13,460   8,850   4,000   3,016   2,032       -         -
                                            ------  ------  ------  ------  ------  ------  ------  ------  ------    ------
Cash Flow                                   13,663  17,525  28,740  29,719  34,600  39,392  40,030  40,633  37,005         -
                               ---------
Present value factor @ 13.0%   $ 155,497        94%     83%     74%     65%     58%     51%     45%     40%     35%       31%
                               ---------

La Gloria Refinery                          2000    2001    2002    2003     2004    2005    2006    2007    2008      2009
----------------------------------------------------------------------------------------------------------------------------
EBITDA                                      18,684  27,787  27,104  26,583  26,000  25,548  25,702  24,926  24,119    23,282
Depreciation                                 3,840   4,942   6,886   8,901  10,566  12,949  16,489  17,690  16,840    16,589
Taxes @ 38.0%                                5,641   8,681   7,683   6,719   5,865   4,788   3,501   2,750   2,766     2,543
Capital Expenditures                         5,000  12,120  15,241  19,364  17,487  27,612  32,738  12,866  12,994    13,124
                                            ------  ------  ------  ------  ------  ------  ------  ------  ------    ------
Cash Flow                                    8,043   6,986   4,180     500   2,648  (6,851)(10,537)  9,311   8,359     7,615
                               ---------
Present value factor @ 13.0%   $  36,376        94%     83%     74%     65%     58%     51%     45%     40%     35%       31%
                               ---------

Terminals (Crown and La Gloria)              2000    2001    2002    2003    2004    2005    2006    2007    2008      2009
----------------------------------------------------------------------------------------------------------------------------
EBITDA                                       6,212   6,350   6,490   6,688   6,792   6,928   7,067   7,208   7,352     7,499
Depreciation                                 1,205   1,589   1,947   2,210   2,353   2,504   2,678   2,892   3,099     3,304
Taxes @ 38.0%                                1,903   1,809   1,726   1,701   1,687   1,681   1,668   1,640   1,616     1,594
Capital Expenditures                         3,280   3,100   3,325   2,375   3,020   3,080   3,142   3,205   3,269     3,334
                                            ------  ------  ------  ------  ------  ------  ------  ------  ------    ------
Cash Flow                                    1,030   1,441   1,439   2,611   2,086   2,166   2,257   2,363   2,467     2,571
                               ---------
Present value factor @ 13.0%   $  16,708        94%     83%     74%     65%     58%     51%     45%     40%     35%       31%
                               ---------

Corporate                                    2000    2001    2002    2003    2004    2005    2006    2007    2008      2009
----------------------------------------------------------------------------------------------------------------------------
Wholesale Marketing Costs                    2,200   2,240   2,280   2,321   2,363   2,405   2,449   2,493   2,537     2,583
Administration and Shared
 Services                                   12,000  12,216  12,436  12,660  12,888  13,120  13,356  13,596  13,841  9,393.34
Severence Costs                              3,500       -       -       -       -       -       -       -       -         -
Transaction Fees                             3,500       -       -       -       -       -       -       -       -         -
Corporate Depreciation                       5,274   5,109   4,950   4,802   2,423      48      31      17      17        17
Tax Benefit @ 38.0%                        (10,060) (7,435) (7,473) (7,517) (6,716) (5,918) (6,017) (6,120) (6,230)   (4,558)
                                           -------  ------  ------  ------  ------  ------  ------  ------  ------    ------
Cash Flow                                  (11,140) (7,021) (7,243) (7,463) (8,534) (9,607) (9,787) (9,969) (10,148)  (7,419)
                               ---------
Present value factor @ 13.0%   $ (67,490)       94%     83%     74%     65%     58%     51%     45%     40%     35%       31%
                               ---------
                                            Residual
Crown Retail                                 Value
----------------------------------------------------
EBITDA
Depreciation
Taxes @ 38.0%
Capital Expenditures
Cash Flow
                               ---------    ---------
Present value factor @ 13.0%   $ 127,733    $  38,137
                               ---------    ---------
                                            Residual
Pasadena Refinery                             Value
-----------------------------------------------------
EBITDA
Depreciation
Taxes @ 38.0%
Capital Expenditures
Cash Flow
                               ---------    ---------
Present value factor @ 13.0%   $ 155,497    $       -
                               ---------    ---------
                                            Residual
La Gloria Refinery                            Value
-----------------------------------------------------
EBITDA
Depreciation
Taxes @ 38.0%
Capital Expenditures
Cash Flow
                               ---------    ---------
Present value factor @ 13.0%   $  36,376    $  17,255
                               ---------    ---------
                                            Residual
Terminals (Crown and La Gloria)               Value
-----------------------------------------------------
EBITDA
Depreciation
Taxes @ 38.0%
Capital Expenditures
Cash Flow
                               ---------    ---------
Present value factor @ 13.0%   $  16,708    $   5,825
                               ---------    ---------
                                            Residual
Corporate                                     Value
-----------------------------------------------------
Wholesale Marketing Costs
Administration and Shared
 Services
Severence Costs
Transaction Fees
Corporate Depreciation
Tax Benefit @ 38.0%
Cash Flow
                               ---------    ---------
Present value factor @ 13.0%   $ (67,490)   $ (16,812)
                               ---------    ---------

                                                      Valuation Summary
                                                      --------------------------

Valuation Summary: Upside Case, Exit Refining
================================================================================
($ thousands)

Total, All Segments                           2000       2001       2002       2003       2004        2005        2006
-----------------------------------------------------------------------------------------------------------------------
EBITDA                                       79,086    116,015    115,701    116,921    117,274     118,038     119,171
Depreciation                                 30,944     31,443     33,904     36,658     35,007      33,225      35,389
Taxes @ 38.0%                                18,294     32,137     31,083     30,500     31,261      32,229      31,837
Capital Expenditures                         33,984     49,450     42,279     45,647     39,943      45,419      49,765
Unlevered Cash Flow                          26,808     34,428     42,339     40,774     46,070      40,390      37,568
                                            -------    -------    -------    -------    -------    --------    --------
                                --------
Present value factor @ 13.0%    $268,825         94%        83%        74%        65%        58%         51%         45%
                                --------

NOL Valuation                                2000       2001       2002       2003       2004        2005        2006
-----------------------------------------------------------------------------------------------------------------------
Available NOL                                90,000     80,960     71,921     62,881     53,841      44,801      35,762
Equity Value @ $15.75 / share   $158,592
Federal Reserve Rate                 5.7%
EBIT                                         48,141     84,572     81,797     80,262     82,267      84,813      83,782
Interest @ 10.9%                             14,138     14,138     14,138     14,138     14,138      14,138      14,138
                                            -------    -------    -------    -------    -------    --------    --------
EBT (before NOL)                             34,004     70,435     67,660     66,125     68,130      70,675      69,644
Applied NOL                                   9,040      9,040      9,040      9,040      9,040       9,040       9,040
Tax Savings @ 38.0%                           3,435      3,435      3,435      3,435      3,435       3,435       3,435
                                --------
Present value factor @ 13.0%    $ 19,767         94%        83%        74%        65%        58%         51%         45%
                                --------

Equity Return                                2000       2001       2002       2003       2004        2005        2006
-----------------------------------------------------------------------------------------------------------------------
Unlevered Cash Flow                          26,808     34,428     42,339     40,774     46,070      40,390      37,568
Interest @ 10.9%                             14,138     14,138     14,138     14,138     14,138      14,138      14,138
Tax Benefit @ 38.0%                           5,372      5,372      5,372      5,372      5,372       5,372       5,372
                                            -------    -------    -------    -------    -------    --------    --------
Equity Cash Flow (Before NOL)                18,043     25,662     33,574     32,009     37,304      31,625      28,803
                                --------
Present value factor @ 48.31%   $ 66,648         82%        55%        37%        25%        17%         11%         8%
                                --------
Present value factor @ 42.18%   $ 75,640         84%        59%        41%        29%        21%         14%         10%
                                --------
Present value factor @ 37.38%   $ 84,508         85%        62%        45%        33%        24%         17%         13%
                                --------
Present value factor @ 33.50%   $ 93,269         87%        65%        49%        36%        27%         20%         15%
                                --------

                                                                                                                Check
                                                      --------                                     --------
                   NOL Value @ $7.00 / share; 48.31%  $  3,849       Equity Value @ $7.00 / share  $ 70,497    $   7.00
                                                      --------                                     --------
                   NOL Value @ $8.00 / share; 42.18%  $  4,928       Equity Value @ $8.00 / share  $ 80,568    $   8.00
                                                      --------                                     --------
                   NOL Value @ $9.00 / share; 37.38%  $  6,131       Equity Value @ $9.00 / share  $ 90,639    $   9.00
                                                      --------                                     --------
                   NOL Value @ $10.00 / share; 33.50% $  7,441       Equity Value @ $10.00 / share $100,710    $  10.00
                                                      --------                                     --------

                                                                               Residual
Total, All Segments                          2007        2008        2009       Value
---------------------------------------------------------------------------------------
EBITDA                                      119,020      91,563      58,911
Depreciation                                 35,873      65,082      28,532
Taxes @ 38.0%                                31,596      10,063      11,544
Capital Expenditures                         29,117      27,425      27,771
                                           --------    --------    --------
Unlevered Cash Flow                          58,307      54,075      19,596
                                                                               --------
Present value factor @ 13.0%                     40%         35%         31%   $ 44,405
                                                                               --------

NOL Valuation                                2007        2008        2009       2010
---------------------------------------------------------------------------------------
Available NOL                                26,722      17,682      8,643            -
Equity Value @ $15.75 / share
Federal Reserve Rate
EBIT                                         83,147      26,480      30,379
Interest @ 10.9%                             14,138      14,138      14,138
                                           --------    --------    --------
EBT (before NOL)                             69,010      12,343      16,242
Applied NOL                                   9,040       9,040       8,643           -
Tax Savings @ 38.0%                           3,435       3,435       3,284           -

Present value factor @ 13.0%                     40%         35%         31%         28%

                                                                              Residual
Equity Return                                2007        2008        2009       Value
---------------------------------------------------------------------------------------
Unlevered Cash Flow                          58,307      54,075      19,596
Interest @ 10.9%                             14,138      14,138      14,138
Tax Benefit @ 38.0%                           5,372       5,372       5,372
                                           --------    --------    --------
Equity Cash Flow (Before NOL)                49,542      45,309      10,830
                                                                               --------
Present value factor @ 48.31%                     5%          4%          2%   $    435
                                                                               --------
Present value factor @ 42.18%                     7%          5%          4%   $    761
                                                                               --------
Present value factor @ 37.38%                     9%          7%          5%   $  1,210
                                                                               --------
Present value factor @ 33.50%                     11%         9%          6%   $  1,797
                                                                               --------

                                                                               --------
                                                    Equity IRR @ $7.00 / share     48.3%
                                                                               --------
                                                    Equity IRR @ $8.00 / share     42.2%
                                                                               --------
                                                    Equity IRR @ $9.00 / share     37.4%
                                                                               --------
                                                    Equity IRR @ $10.00 / share    33.5%
                                                                               --------

                                                    Segment Valuation
                                                    ---------------------------

Crown Central Retail: Expected Case
================================================================================
PRO FORMA ECONOMICS

                                                       1999
                                            Year     through
Total Crown: All Locations              Ended 1998     Sept    2000      2001      2002       2003      2004       2005      2006
----------------------------------------------------------------------------------------------------------------------------------
(dollars per month per location, unless otherwise noted)
  Locations                                  327        327       327       327       327        327       327        327      327
  Fuel sales (gpm)                       129,407    122,902   128,970   135,245   137,544    139,882   142,260    144,679  147,138
  Fuel margin (cpg)                        10.76c      8.32c    10.48c    10.51c    10.51c     10.51c    10.51c     10.51c   10.51c
                                        --------   --------  --------  --------  --------   --------  --------   --------  -------
    Fuel gross profit                     13,921     10,231    13,515    14,217    14,459     14,704    14,954    15,209    15,467
  Merchandise sales                       25,376     27,363    27,855    28,357    28,867     29,387    29,916    30,454    31,002
  Merchandise margin (%)                      29%        30%       31%       31%       31%        31%       31%       31%       31%
                                        --------   --------  --------  --------  --------   --------  --------   -------   -------
    Merchandise gross profit               7,433      8,211     8,635     8,791     8,949      9,110     9,274     9,441     9,611
    Other gross profit                     3,029      3,391     3,452     3,514     3,577      3,642     3,707     3,774     3,842
  Manageable                                 749        687       700       712       725        738       751       765       779
  Personnel                                6,992      7,276     7,407     7,540     7,676      7,814     7,954     8,098     8,243
  Advertising                                186         81        83        84        86         87        89        91        92
  Rentals                                  1,774      2,012     2,048     2,085     2,123      2,161     2,200     2,239     2,280
  Utilities                                1,044      1,108     1,128     1,148     1,169      1,190     1,211     1,233     1,255
  Proprietary maintenance                    144        184       187       191       194        198       201       205       208
  Contract maintenance                     1,074        906       923       939       956        973       991     1,009     1,027
  Taxes                                      690        655       667       679       691        704       716       729       742
  Miscellaneous expense                      999        969       987     1,004     1,022      1,041     1,060     1,079     1,098
  Environmental expense                      134        138       466       474       483        491       500       509       518
                                        --------   --------  --------  --------  --------   --------  --------   -------   -------
    Total expenses                        13,785     14,017    14,595    14,857    15,125     15,397    15,674    15,956    16,243
  Marketing divisional allocation          4,544      4,865     3,165     3,221     3,279      3,338     3,399     3,460     3,522
  Corporate divisional allocation          2,660      2,559         -         -         -          -         -         -         -
                                        --------   --------  --------  --------  --------   --------  --------   -------   -------
    Total allocated expenses               7,204      7,424     3,165     3,221     3,279      3,338     3,399     3,460     3,522
    EBITDA                                 3,395        392     7,843     8,443     8,581      8,721     8,863     9,007     9,154
  Store depreciation                       2,096      2,351     3,161     2,200     1,642      1,407       973       657       542
  Marketing and corporate DD&A                 -          -         -         -         -          -         -         -         -
  Sustaining capital deprecation                                  127       372       596        801       989     1,162     1,328
                                                             --------  --------  --------  ---------  --------   -------   -------
    EBIT                                                        4,555     5,871     6,343      6,512     6,901     7,189     7,284
  Taxes                                                         1,731     2,231     2,410      2,475     2,622     2,732     2,768
  Sustaining capital                                            2,548     2,594     2,628      2,663     2,698     2,733     2,770
                                                             --------  --------  --------  ---------  --------   -------   -------
    Cash Flow                                                   3,564     3,617     3,542      3,583     3,543     3,542     3,616
    Cash Flow (per store per year)                             42,769    43,409    42,505     42,998    42,513    42,504    43,397
  Present value factor @ 13.0%          $356,498                   94%       83%       74%        65%       58%       51%       45%
(thousand dollars per year all 327
 locations)
  EBITDA                                                       30,777    33,130    33,670     34,219    34,778    35,345    35,922
  Depreciation                                                 12,904    10,091     8,780      8,665     7,699     7,135     7,338
                                                             --------  --------  --------  ---------  --------   -------   -------
  EBIT                                                         17,873    23,039    24,890     25,555    27,079    28,210    28,584
  Taxes @ 38.0%                                                 6,792     8,755     9,458      9,711    10,290    10,720    10,862
  Capital expenditures                                         10,000    10,180    10,313     10,448    10,586    10,726    10,869
                                                             --------  --------  --------  ---------  --------   -------   -------
  Cash Flow                                                    13,985    14,195    13,899     14,060    13,902    13,899    14,191
  Present value factor @ 13.0%            $116,575                 94%       83%       74%        65%       58%       51%       45%

                                                                           Terminal
Total Crown: All Locations                   2007      2008       2009      Value
------------------------------------------------------------------------------------
(dollars per month per location, unless otherwise noted)
  Locations                                    327       327        327
  Fuel sales (gpm)                         149,640   152,183    154,770
  Fuel margin (cpg)                          10.51c    10.51c     10.51c
                                          --------  --------   --------
    Fuel gross profit                       15,730    15,997     16,269
  Merchandise sales                         31,560    32,128     32,707
  Merchandise margin (%)                        31%       31%        31%
                                          --------  --------   --------
    Merchandise gross profit                 9,784     9,960     10,139
    Other gross profit                       3,911     3,982      4,053
  Manageable                                   793       807        821
  Personnel                                  8,392     8,543      8,697
  Advertising                                   94        96         97
  Rentals                                    2,321     2,362      2,405
  Utilities                                  1,278     1,301      1,324
  Proprietary maintenance                      212       216        220
  Contract maintenance                       1,046     1,064      1,083
  Taxes                                        756       769        783
  Miscellaneous expense                      1,118     1,138      1,158
  Environmental expense                        528       537        547
                                          --------  --------   --------
    Total expenses                          16,536    16,833     17,136
  Marketing divisional allocation            3,585     3,650      3,716
  Corporate divisional allocation                -         -          -
                                          --------  --------   --------
    Total allocated expenses                 3,585     3,650      3,716
    EBITDA                                   9,304     9,455      9,610
  Store depreciation                           455       403        356
  Marketing and corporate DD&A                   -         -          -
  Sustaining capital deprecation             1,497     1,668      1,841
                                          --------  --------   --------
    EBIT                                     7,352     7,385      7,412
  Taxes                                      2,794     2,806      2,817
  Sustaining capital                         2,807     2,845      2,883
                                          --------  --------   --------
    Cash Flow                                3,703     3,805      3,910
    Cash Flow (per store per year)          44,438    45,656     46,919
  Present value factor @ 13.0%                  40%       35%        31%   $ 106,321
(thousand dollars per year all 327
  locations)
  EBITDA                                    36,507    37,103     37,708
  Depreciation                               7,660     8,126      8,622
                                          --------  --------   --------
  EBIT                                      28,848    28,977     29,086
  Taxes @ 38.0%                             10,962    11,011     11,053
  Capital expenditures                      11,014    11,162     11,313
                                          --------  --------   --------
  Cash Flow                                 14,531    14,929     15,342
  Present value factor @ 13.0%                  40%       35%        31%   $  34,767

                                                    Segment Valuation
                                                    ---------------------------


Crown Central Retail: Real Estate Valuation
================================================================================
($ THOUSANDS)

 Total Crown: Real Estate
Valuation                                                2000        2001
---------------------------------------------------------------------------------------------------------------------
(thousand dollars per year all 327 locations)

EBITDA                                                   30,777      16,565
Depreciation                                             12,904       5,045
                                                                                  -----------------------------------
EBIT                                                     17,873      11,519                    Present Value
                                                                                  -----------------------------------
Taxes @ 38.0%                                             6,792       4,377           11%           13%        15%
                                                                                  -----------------------------------
Capital expenditures                                     10,000       5,090
Cash Flow                                                13,985       7,097       $  19,343     $  19,065   $  18,797

Lease Business Divesture
Locations                                                    56          56
  Hi Value @ 11.0%                 $      190    / site  10,647      10,647       $  18,232     $  17,760   $  17,308
  Mid Value @ 13.0%                $      162    / site   9,068       9,068       $  15,530     $  15,127   $  14,742
  Low Value @ 15.0%                $      141    / site   7,919       7,919       $  13,562     $  13,210   $  12,874

Fee Business Divesture
Locations                                                   108         107
  Hi Value                         $      700    / site  75,600      74,900       $ 128,899     $ 125,560   $ 122,374
  Mid Value                        $      650    / site  70,200      69,550       $ 119,692     $ 116,592   $ 113,633
  Low Value                        $      600    / site  64,800      64,200       $ 110,485     $ 107,623   $ 104,892

Tax Basis                          $      323.62 / site  53,074      52,750
Taxes @ 38.0%
  Hi Value                                               12,606      12,463       $  21,471     $  20,915   $  20,385
  Mid Value                                               9,954       9,830       $  16,946     $  16,507   $  16,088
  Low Value                                               7,465       7,360       $  12,699     $  12,370   $  12,057

Total Value
                                                                                                            ---------
  Hi Value                                                                        $ 145,003     $ 141,469   $ 138,094
                                                                                                ---------------------
  Mid Value                                                                       $ 137,619     $ 134,277   $ 131,084
                                                                                  -----------------------
  Low Value                                                                       $ 130,690     $ 127,528   $ 124,506
                                                                                  -----------------------------------

                                                           Segment Valuation
                                                           ---------------------



Pasadena Refinery: Expected Case, Continue Refining
================================================================================
CHARGES AND YIELDS (THOUSAND BARRELS PER DAY)

                                           1996     1997     1998    1999   2000   2001   2002   2003   2004   2005   2006   2007
----------------------------------------------------------------------------------------------------------------------------------
Refinery Input
     Crude and Condensate
         Domestic Light Sweet              16.7     19.3     18.8    10.0   10.0   10.0   10.0   10.0   10.0   10.0   10.0   10.0
         Foreign Light Sweet               48.2     28.8     41.2    21.4   21.6   21.6   21.6   21.6   21.6   21.6   21.6   21.6
         Foreign Heavy Sweet               20.3     19.3     17.3     1.1    1.1    1.1    1.1    1.1    1.1    1.1    1.1    1.1
         Foreign Medium Sour                4.9      3.9      1.5      -      -      -      -      -      -      -      -      -
         Statoil Heidrun Processing          -      10.9      4.7    34.0   34.2   34.2   34.2   34.2   34.2   34.2   34.2   34.2
         Atmospheric Resid                   -       1.4      6.3    12.9   13.0   13.0   13.0   13.0   13.0   13.0   13.0   13.0
         Total Crude & Condensate          90.0     83.6     89.7    79.4   80.0   80.0   80.0   80.0   80.0   80.0   80.0   80.0
     Blendstocks
         FCC Charge Stock                   8.3     15.5      5.2     4.7    4.7    4.7    4.7    4.7    4.7    4.7    4.7    4.7
         Normal Butane                      1.3      1.5      1.2     1.3    1.3    1.3    1.3    1.3    1.3    1.3    1.3    1.3
         Iso Butane                         2.4      2.2      3.5     2.6    2.6    2.6    2.6    2.6    2.6    2.6    2.6    2.6
         Unfinished Naphtha                  -       1.1      0.6     1.1    1.1    1.1    1.1    1.1    1.1    1.1    1.1    1.1
         Natural Gasoline                   0.6      2.1      1.3     1.3    1.3    1.3    1.3    1.3    1.3    1.3    1.3    1.3
         MTBE                               0.3      0.6      1.2     1.1    1.1    1.1    1.1    1.1    1.1    1.1    1.1    1.1
         Total Blendstocks                 12.9     23.1     13.1    12.0   12.1   12.1   12.1   12.1   12.1   12.1   12.1   12.1


     Total Input                          102.9    106.7    102.8    91.3   92.1   92.1   92.1   92.1   92.1   92.1   92.1   92.1

Refinery Output
     Gasoline and Gasoline Blendstocks
         Premium Unleaded                  12.3     11.6     19.4    18.1   18.3   18.3   18.3   18.3   18.3   18.3   18.3   18.3
         Unleaded Regular                  44.8     46.2     37.8    32.7   33.0   33.0   33.0   33.0   33.0   33.0   33.0   33.0
         Reformulated Gasoline              1.2       -       0.1      -      -      -      -      -      -      -      -      -
         Subgrade Unleaded                   -       2.4      1.9     3.3    3.3    3.3    3.3    3.3    3.3    3.3    3.3    3.3
         Components                        (0.7)    (0.4)    (0.4)     -      -      -      -      -      -      -      -      -
         Total Gasoline & Gasoline         57.6     59.9     58.9    54.2   54.6   54.6   54.6   54.6   54.6   54.6   54.6   54.6
         Blendstocks

     Distillates
         Low Sulfur Diesel                   -        -        -       -      -      -      -      -      -      -      -      -
         No. 2 Fuel Oil                    30.1     32.4     29.0    26.0   26.8   26.8   26.8   26.8   26.8   26.8   26.8   26.8
         Light Cycle Oil                     -       1.5      1.2     0.6     -      -      -      -      -      -      -      -
         Total Distillates                 33.3     33.9     30.1    26.6   26.8   26.8   26.8   26.8   26.8   26.8   26.8   26.8
     Other Products
         Mixed Butanes                      0.5      0.5      1.4     1.0    1.0    1.0    1.0    1.0    1.0    1.0    1.0    1.0
         Slurry                             2.5      3.0      2.7     2.4    2.5    2.5    2.5    2.5    2.5    2.5    2.5    2.5
         Benzene Extract                    0.1       -       0.4     0.2    0.2    0.2    0.2    0.2    0.2    0.2    0.2    0.2
         Propane                              2      2.1      2.2     2.0    2.0    2.0    2.0    2.0    2.0    2.0    2.0    2.0
         Propylene                          2.6      3.1      3.0     2.8    2.8    2.8    2.8    2.8    2.8    2.8    2.8    2.8
         Green Coke                         1.9      1.8      1.8     1.7    1.8    1.8    1.8    1.8    1.8    1.8    1.8    1.8
         Sulfur                             0.0      0.1      0.0     0.1    0.1    0.1    0.1    0.1    0.1    0.1    0.1    0.1
         Intermediate Products              0.2      1.5      0.6      -      -      -      -      -      -      -      -      -
         Total Other                       10.2     12.0     12.3    10.2   10.3   10.3   10.3   10.3   10.3   10.3   10.3   10.3
     Total Products                       101.1    105.8    101.2    91.0   91.7   91.7   91.7   91.7   91.7   91.7   91.7   91.7
---------------------------------------------------------------------------------------------------------------------------------

                                          2008   2009
--------------------------------------------------------
Refinery Input
     Crude and Condensate
         Domestic Light Sweet             10.0   10.0
         Foreign Light Sweet              21.6   21.6
         Foreign Heavy Sweet               1.1    1.1
         Foreign Medium Sour                -      -
         Statoil Heidrun Processing       34.2   34.2
         Atmospheric Resid                13.0   13.0
         Total Crude & Condensate         80.0   80.0
     Blendstocks
         FCC Charge Stock                  4.7    4.7
         Normal Butane                     1.3    1.3
         Iso Butane                        2.6    2.6
         Unfinished Naphtha                1.1    1.1
         Natural Gasoline                  1.3    1.3
         MTBE                              1.1    1.1
         Total Blendstocks                12.1   12.1


     Total Input                          92.1   92.1

Refinery Output
     Gasoline and Gasoline Blendstocks
         Premium Unleaded                 18.3   18.3
         Unleaded Regular                 33.0   33.0
         Reformulated Gasoline              -      -
         Subgrade Unleaded                 3.3    3.3
         Components                         -      -
         Total Gasoline & Gasoline
         Blendstocks                      54.6   54.6
     Distillates
         Low Sulfur Diesel                26.8   26.8
         No. 2 Fuel Oil                     -      -
         Light Cycle Oil                    -      -
         Total Distillates                26.8   26.8
     Other Products
         Mixed Butanes                     1.0    1.0
         Slurry                            2.5    2.5
         Benzene Extract                   0.2    0.2
         Propane                           2.0    2.0
         Propylene                         2.8    2.8
         Green Coke                        1.8    1.8
         Sulfur                            0.1    0.1
         Intermediate Products              -      -
         Total Other                      10.3   10.3
     Total Products                       91.7   91.7
-----------------------------------------------------

                                                           Segment Valuation
                                                           ---------------------



Pasadena Refinery: Expected Case, Continue Refining
================================================================================
FEEDSTOCK AND PRODUCT PRICES (DOLLARS PER BARREL)

                                             1996    1997   1998   1999    2000    2001    2002    2003    2004    2005    2006
----------------------------------------------------------------------------------------------------------------------------------
Refinery Input
     Crude and Condensate
         Domestic Light Sweet                22.26   21.14  15.05  16.33   18.78   16.53   16.89   17.26   17.63   18.01   18.40
         Foreign Light Sweet                 22.80   21.00  14.57  18.29   22.19   19.98   20.33   20.69   21.05   21.42   21.79
         Foreign Heavy Sweet                 21.91   19.42  13.15  12.05   14.51   12.22   12.50   12.77   13.06   13.34   13.64
         Statoil Type Crude                    -     20.94  10.93  18.15   20.86   18.50   18.83   19.17   19.52   19.87   20.23
         Atmospheric Resid                     -     19.96  14.22  18.42   16.25   13.64   13.87   14.02   14.25   14.50   14.75

     Blendstocks
         FCC Charge Stock                    23.92   21.79  15.96  23.58   21.28   19.54   19.85   20.02   20.35   20.69   21.03
         Normal Butane                       19.58   20.42  15.25  19.81   18.81   17.23   17.51   17.78   18.06   18.32   18.61
         Iso Butane                          20.72   20.00  13.75  17.35   19.58   18.02   18.31   18.60   18.89   19.17   19.46
         Unfinished Naphtha                    -     22.50  17.07  23.21   21.31   19.45   19.79   20.17   20.55   20.97   21.36
         Natural Gasoline                    21.52   20.29  15.20  17.73   16.97   15.07   15.37   15.70   16.03   16.41   16.76
         MTBE                                35.15   35.55  28.17  28.43   34.59   33.03   33.57   34.09   34.62   35.13   35.68



Refinery Output
     Gasoline and Gasoline Blendstocks
         Premium Unleaded                    26.32   26.29  19.08  23.21   27.01   25.11   25.52   25.96   26.41   26.90   27.08
         Unleaded Regular                    25.06   24.66  17.52  22.83   25.02   23.20   23.58   23.99   24.41   24.87   25.04
         Subgrade Unleaded                     -     22.60  16.83  20.62   24.81   22.99   23.36   23.77   24.19   24.65   24.82

     Distillates
         Low Sulfur Diesel                   25.41   23.20  16.79  20.42   23.50   21.92   22.28   22.62   22.97   23.31   23.43
         No. 2 Fuel Oil                      24.88   22.49  15.71  19.84   22.63   21.25   21.60   21.93   22.27   22.60   22.71

     Other Products
         Mixed Butanes                       15.86   15.48  10.69  13.04   18.81   17.23   17.51   17.78   18.06   18.32   18.42
         Slurry                              16.18   14.86  10.54  14.35   17.36   15.57   15.83   16.07   16.32   16.56   16.65
         Benzene Extract                     12.70     -    15.67  18.27   24.81   22.99   23.36   23.77   24.19   24.65   24.82
         Propane                             17.71   15.68  10.61  14.56   16.06   14.57   14.81   15.04   15.28   15.50   15.58
         Propylene                           25.67   29.42  18.07  20.29   22.94   21.53   21.83   22.13   22.44   22.73   22.81
         Green Coke                          19.36   16.26  14.76   8.51    6.79    3.83    3.81    3.80    3.78    3.77    3.71
         Intermediate Products               47.82   25.13  11.48    -       -       -       -       -       -       -        -


                                              2007    2008    2009
-------------------------------------------------------------------
Refinery Input
     Crude and Condensate
         Domestic Light Sweet                 18.80   19.21   19.62
         Foreign Light Sweet                  22.17   22.56   22.96
         Foreign Heavy Sweet                  13.94   14.25   15.23
         Statoil Type Crude                   20.60   20.97   21.35
         Atmospheric Resid                    15.00   15.25   15.50

     Blendstocks
         FCC Charge Stock                     21.36   21.70   22.05
         Normal Butane                        18.92   19.23   19.54
         Iso Butane                           19.78   20.11   20.44
         Unfinished Naphtha                   21.74   22.12   22.51
         Natural Gasoline                     17.09   17.42   17.77
         MTBE                                 36.27   36.87   37.47



Refinery Output
     Gasoline and Gasoline Blendstocks
         Premium Unleaded                     27.24   27.42   27.60
         Unleaded Regular                     25.19   25.35   25.52
         Subgrade Unleaded                    24.97   25.13   25.30

     Distillates
         Low Sulfur Diesel                    23.57   23.72   23.88
         No. 2 Fuel Oil                       22.85   23.00   23.15

     Other Products
         Mixed Butanes                        18.53   18.65   18.77
         Slurry                               16.75   16.86   16.97
         Benzene Extract                      24.97   25.13   25.30
         Propane                              15.68   15.78   15.88
         Propylene                            22.90   23.00   23.10
         Green Coke                            3.66    3.61    3.55
         Intermediate Products                  -       -       -
-------------------------------------------------------------------

                                                       Segment Valuation
                                                       -------------------------

Pasadena Refinery:  Expected Case, Continue Refining
================================================================================
GROSS MARGIN ($ MILLIONS)

                                                       1996    1997    1998    1999    2000    2001    2002    2003    2004
   ----------------------------------------------------------------------------------------------------------------------------
   Refinery Input
        Crude and Condensate
            Domestic Light Sweet                        135.4   149.3   103.3    59.4    68.9    60.6    61.9    63.3    64.7
            Foreign Light Sweet                         400.9   220.7   218.9   142.8   174.6   157.2   159.9   162.7   165.6
            Foreign Heavy Sweet                         162.7   136.8    83.0     5.0     6.1     5.1     5.2     5.3     5.5
            Foreign Medium Sour                          37.5    27.0     8.5      -       -       -       -       -       -
            Statoil Type Crude                             -     83.3    18.6   225.0   260.6   231.0   235.2   239.5   243.8
            Atmospheric Resid                              -     10.2    32.6    86.9    77.3    64.9    66.0    66.6    67.8
            Total Crude & Condensate                    736.5   627.4   464.9   519.0   587.4   518.8   528.3   537.5   547.3
        Blendstocks
            FCC Charge Stock                             72.8   123.6    30.4    40.1    36.5    33.5    34.0    34.3    34.9
            Normal Butane                                 9.0    11.4     6.4     9.3     8.9     8.2     8.3     8.4     8.6
            Iso Butane                                   17.9    16.2    17.5    16.4    18.7    17.2    17.4    17.7    18.0
            Unfinished Naphtha                             -      9.0     3.7     9.2     8.5     7.8     7.9     8.1     8.2
            Natural Gasoline                              4.7    15.4     7.3     8.1     7.8     6.9     7.1     7.2     7.4
            MTBE                                          4.1     7.8    12.8    11.4    14.0    13.4    13.6    13.8    14.0
            Total Blendstocks                           108.5   183.9    78.8    94.5    94.4    86.9    88.3    89.5    91.0

         Total Input                                    844.9   811.3   543.7   613.5   681.8   605.7   616.6   627.0   638.3

   Refinery Output
         Gasoline and Gasoline Blendstocks
            Premium Unleaded                            118.5   111.6   134.9   153.5   180.0   167.4   170.1   173.1   176.1
            Unleaded Regular                            409.8   415.9   241.8   272.7   301.2   279.3   283.9   288.8   293.9
            Subgrade Unleaded                              -     20.2    11.8    25.0    30.3    28.0    28.5    29.0    29.5
            Total Gasoline & Gasoline Blendstocks       533.3   544.6   385.5   451.1   511.5   474.7   482.5   490.9   499.5
         Distillates
            Low Sulfur Diesel                              -       -       -       -       -       -       -       -       -
            No. 2 Fuel Oil                              273.6   266.0   166.1   188.4   221.6   208.1   211.4   214.7   218.1
            Total Distillates                           301.6   276.9   172.4   192.1   221.6   208.1   211.4   214.7   218.1
         Other Products
            Mixed Butanes                                 3.1     2.9     5.4     4.7     6.9     6.3     6.4     6.5     6.6
            Slurry                                       14.8    16.0    10.2    12.8    15.6    14.0    14.2    14.5    14.7
            Benzene Extract                               0.3      -      2.0     1.0     1.4     1.3     1.3     1.3     1.3
            Propane                                      14.7    11.8     8.6    10.7    11.9    10.8    11.0    11.2    11.3
            Propylene                                    24.8    33.2    19.5    20.9    23.9    22.4    22.7    23.0    23.3
            Green Coke                                   13.4    10.6     9.6     5.4     4.4     2.5     2.4     2.4     2.4
            Intermediate Products                         3.9    14.0     2.7      -       -       -       -       -       -
            Total Other                                  74.9    88.8    59.4    56.0    64.6    57.9    58.7    59.6    60.4
         Total Products                                 909.8   910.2   617.3   699.2   797.7   740.7   752.7   765.2   777.9


   Gross Margin                                          64.8    99.0    73.6    85.7   115.9   135.0   136.1   138.2   139.6

                                                              2005    2006     2007    2008     2009
   ---------------------------------------------------------------------------------------------------
   Refinery Input
        Crude and Condensate
            Domestic Light Sweet                                66.1    67.5     69.0    70.4    72.0
            Foreign Light Sweet                                168.5   171.4    174.5   177.5   180.6
            Foreign Heavy Sweet                                  5.6     5.7      5.8     6.0     6.4
            Foreign Medium Sour                                   -       -        -       -       -
            Statoil Type Crude                                 248.2   252.7    257.3   262.0   266.7
            Atmospheric Resid                                   69.0    70.1     71.3    72.5    73.7
            Total Crude & Condensate                           557.3   567.5    577.8   588.4   599.4
        Blendstocks
            FCC Charge Stock                                    35.5    36.0     36.6    37.2    37.8
            Normal Butane                                        8.7     8.8      9.0     9.1     9.3
            Iso Butane                                          18.3    18.5     18.9    19.2    19.5
            Unfinished Naphtha                                   8.4     8.5      8.7     8.8     9.0
            Natural Gasoline                                     7.6     7.7      7.9     8.0     8.2
            MTBE                                                14.2    14.4     14.7    14.9    15.2
            Total Blendstocks                                   92.6    94.1     95.7    97.2    98.9

         Total Input                                           649.9   661.6    673.5   685.6   698.2

   Refinery Output
         Gasoline and Gasoline Blendstocks
            Premium Unleaded                                   179.3   180.5    181.6   182.8   184.0
            Unleaded Regular                                   299.4   301.4    303.2   305.2   307.3
            Subgrade Unleaded                                   30.1    30.3     30.5    30.7    30.9
            Total Gasoline & Gasoline Blendstocks              508.7   512.2    515.3   518.7   522.1
         Distillates
            Low Sulfur Diesel                                     -       -        -    232.2   233.8
            No. 2 Fuel Oil                                     221.3   222.4    223.7     -        -
            Total Distillates                                  221.3   222.4    223.7   232.2   233.8
         Other Products
            Mixed Butanes                                        6.7     6.8      6.8     6.8     6.9
            Slurry                                              14.9    15.0     15.1    15.2    15.3
            Benzene Extract                                      1.4     1.4      1.4     1.4     1.4
            Propane                                             11.5    11.6     11.6    11.7    11.8
            Propylene                                           23.6    23.7     23.8    23.9    24.0
            Green Coke                                           2.4     2.4      2.3     2.3     2.3
            Intermediate Products                                 -       -        -       -       -
            Total Other                                         61.2    61.5     61.7    62.1    62.4
         Total Products                                        791.2   796.0    800.7   813.0   818.3


   Gross Margin                                                141.4   134.5    127.3   127.4   120.1

                                                       Segment Valuation
                                                       -------------------------

  Pasadena Refinery: Expected Case, Continue Refining
  ==============================================================================
  OPERATING COSTS ($ MILLIONS)

                                      1996   1997   1998   1999  2000   2001   2002   2003  2004   2005   2006   2007   2008   2009
   --------------------------------------------------------------------------------------------------------------------------------
   Variable Costs
        Variable O & O Costs           19.4   21.6   19.8   19.8  21.8   22.1   22.8   23.2  23.5   23.9   24.1   24.4   24.7   25.0
        Crude Throughput, MBbls/D      90.0   83.6   89.7   79.4  80.0   80.0   80.0   80.0  80.0   80.0   80.0   80.0   80.0   80.0
        Variable Costs, $/Bbl          0.59   0.71   0.61   0.68  0.75   0.76   0.78   0.79  0.81   0.82   0.83   0.84   0.85   0.85

   Fixed Costs
        Taxes other than Income Tax &
        Insurance                       6.2    6.2    5.8    5.8   5.8    5.9    6.0    6.1   6.3    6.6    6.9    7.3    7.8    8.4
        Fixed O & O Costs              38.6   40.9   43.6   43.6  43.6   43.9   44.3   44.6  45.0   45.4   45.7   46.1   46.5   46.8

   Additional Diesel Hydrotreating
   Costs                               -      -      -      -     -      -      -      -     -      -      -      -       8.0    8.0

   Less Cost Reductions                                                 -0.65  -0.66  -0.67 -0.68  -0.68  -0.69  -0.70  -0.70  -0.71

   Total Operating Costs               64.2   68.7   69.3   69.3  71.2   71.3   72.5   73.3  74.2   75.1   76.1   77.1   86.2   87.5

                                                         Segment Valuation
                                                         -----------------------

Pasadena Refinery: Expected Case, Continue Refining
--------------------------------------------------------------------------------
CAPITAL COSTS ($ MILLIONS)

                                      1996   1997   1998   1999   2000  2001   2002   2003   2004   2005   2006   2007   2008   2009
------------------------------------------------------------------------------------------------------------------------------------
Capital Expenditures
  Mandatory Environmental & Safety    5.1     3.3   5.1     8.9    2.8   1.3    1.0    1.0    0.5    3.3    3.3    3.3    3.3    3.4
  Other Stay In Business                                           3.3   4.2    1.0    1.8    1.0    2.3    2.3    2.3    2.3    2.3
  Turnaround Capital                  0.9    10.2   2.5     6.7    8.3  13.8    8.1    1.7    4.4    6.3    6.4    6.4    6.5    6.5
  Additional Unspecified Capital                                                       2.0    2.0
  Discretionary                                                    1.1   4.8    0.5      3    5.8    3.1    3.1    3.1    3.1    3.2
  Low Sulfur-Gasoline                                              0.2          2.8    9.0    3.0
  Ultra Low Sulfur-Diesel                                                                    30.0   50.0   20.0
  NOx RACT II                                                                                       10.0   10.0

Total Capital Expenditures            6.0    13.5   7.6    15.6   15.7  24.1   13.4   18.5   46.7   74.9   45.0   15.1   15.3   15.4

                                                         Segment Valuation
                                                         -----------------------

Pasadena Refinery: Expected Case, Continue Refining
-------------------------------------------------------------------------------
PRO FORMA ECONOMICS ($ MILLIONS)

                                                         1996   1997    1998    1999     2000    2001      2002     2003     2004
-----------------------------------------------------------------------------------------------------------------------------------
Product Revenues                                         909.8  910.2   617.3   699.2    797.7   740.7     752.7    765.2    777.9
Raw Materials                                            844.9  811.3   543.7   613.5    681.8   605.7     616.6    627.0    638.3
  Gross Margin, $/Bbl Feed                                1.73   2.54    1.96    2.57     3.45    4.02      4.05     4.11     4.15
  Margin Adjustment, $/Bbl                                 -      -       -       -        -       -         -        -        -
    Margin After Adjustment, $/Bbl                        1.73   2.54    1.96    2.57     3.45    4.02      4.05     4.11     4.15
 Gross Margin                                             64.8   99.0    73.6    85.7    115.9   135.0     136.1    138.2    139.6

Operating & Overhead Costs                                64.2   68.7    69.3    69.3     71.2    71.3      72.5     73.3     74.2
 Operating Costs                                          64.2   68.7    69.3    69.3     71.2    71.3      72.5     73.3     74.2

GATX, Alloc S&T for Cost of Running Bulk Sales,
Franchise Tax                                                    (1.0)   (0.9)   (0.4)    (0.8)   (0.8)     (0.8)    (0.8)    (0.8)
Interest on Working Capital                                                               (1.2)   (1.7)     (1.7)    (1.7)    (1.7)
 Net Margin                                                0.6   29.3     3.4    16.0     42.8    61.2      61.2     62.4     62.9

Depreciation                                              10.8   10.7    10.6    10.6      7.7     9.7      11.3     12.6     16.6

 Income Before Taxes                                     (10.2)  18.6    (7.1)    5.5     35.1    51.5      49.8     49.8     46.2

Income Taxes                                              (3.9)   7.1    (2.7)    2.1     13.3    19.6      18.9     18.9     17.6

 Income After Taxes                                       (6.3)  11.5    (4.4)    3.4     21.7    32.0      30.9     30.9     28.7

Depreciation Add-Back                                     10.8   10.7    10.6    10.6      7.7     9.7      11.3     12.6     16.6

 Gross Cash Flow                                           4.5   22.2     6.1    13.9     29.5    41.7      42.2     43.5     45.3

Capital Spending                                           6.0   13.5     7.6    15.6     15.7    24.1      13.4     18.5     46.7

 Net Cash Flow (Incl Terminal Value)                      (1.5)   8.7    (1.5)   (1.7)    13.7    17.6      28.8     25.0     (1.3)


Net Present Value @              13%                 104
                                                                                                               End
                                                                  2005     2006     2007     2008    2009     Value
-----------------------------------------------------------------------------------------------------------------------
Product Revenues                                                  791.2    796.0    800.7    813.0   818.3
Raw Materials                                                     649.9    661.6    673.5    685.6   698.2
  Gross Margin, $/Bbl Feed                                         4.21     4.00     3.79     3.79    3.57
  Margin Adjustment, $/Bbl                                          -        -        -        -       -
    Margin After Adjustment, $/Bbl                                 4.21     4.00     3.79     3.79    3.57
 Gross Margin                                                     141.4    134.5    127.3    127.4   120.1


Operating & Overhead Costs                                         75.1     76.1     77.1     86.2    87.5
 Operating Costs                                                   75.1     76.1     77.1     86.2    87.5

GATX, Alloc S&T for Cost of Running Bulk Sales,                    (0.8)    (0.8)    (0.8)    (0.8)   (0.8)
Franchise Tax
Interest on Working Capital                                        (1.8)    (1.8)    (1.8)    (1.9)   (1.9)
 Net Margin                                                        63.6     55.7     47.5     38.5    29.8

Depreciation                                                       25.2     31.8     31.5     28.7    26.9

 Income Before Taxes                                               38.4     23.9     16.0      9.8     3.0

Income Taxes                                                       14.6      9.1      6.1      3.7     1.1

 Income After Taxes                                                23.8     14.8      9.9      6.0     1.8

Depreciation Add-Back                                              25.2     31.8     31.5     28.7    26.9

 Gross Cash Flow                                                   49.0     46.7     41.4     34.8    28.7

Capital Spending                                                   74.9     45.0     15.1     15.3    15.4

 Net Cash Flow (Incl Terminal Value)                              (25.9)     1.6     26.3     19.5    13.3

                                                                                                              103
 Net Present Value @

                                                       Segment Valuation
                                                       -------------------------


Pasadena Refinery: Expected Case, Exit Refining
================================================================================
CHARGES AND YIELDS (THOUSAND BARRELS PER DAY)

                                        1996   1997   1998  1999  2000  2001   2002  2003  2004  2005  2006  2007  2008  2009
-----------------------------------------------------------------------------------------------------------------------------
Refinery Input
  Crude and Condensate
     Domestic Light Sweet               16.7   19.3   18.8  10.0  10.0  10.0   10.0  10.0  10.0  10.0  10.0  10.0
     Foreign Light Sweet                48.2   28.8   41.2  21.4  21.6  21.6   21.6  21.6  21.6  21.6  21.6  21.6
     Foreign Heavy Sweet                20.3   19.3   17.3   1.1   1.1   1.1    1.1   1.1   1.1   1.1   1.1   1.1
     Foreign Medium Sour                 4.9    3.9    1.5     -     -     -      -     -     -     -     -     -
     Statoil Heidrun Processing            -   10.9    4.7  34.0  34.2  34.2   34.2  34.2  34.2  34.2  34.2  34.2
     Atmospheric Resid                     -    1.4    6.3  12.9  13.0  13.0   13.0  13.0  13.0  13.0  13.0  13.0
     Total Crude & Condensate           90.0   83.6   89.7  79.4  80.0  80.0   80.0  80.0  80.0  80.0  80.0  80.0
  Blendstocks
     FCC Charge Stock                    8.3   15.5    5.2   4.7   4.7   4.7    4.7   4.7   4.7   4.7   4.7   4.7
     Normal Butane                       1.3    1.5    1.2   1.3   1.3   1.3    1.3   1.3   1.3   1.3   1.3   1.3
     Iso Butane                          2.4    2.2    3.5   2.6   2.6   2.6    2.6   2.6   2.6   2.6   2.6   2.6
     Unfinished Naphtha                    -    1.1    0.6   1.1   1.1   1.1    1.1   1.1   1.1   1.1   1.1   1.1
     Natural Gasoline                    0.6    2.1    1.3   1.3   1.3   1.3    1.3   1.3   1.3   1.3   1.3   1.3
     MTBE                                0.3    0.6    1.2   1.1   1.1   1.1    1.1   1.1   1.1   1.1   1.1   1.1
     Total Blendstocks                  12.9   23.1   13.1  12.0  12.1  12.1   12.1  12.1  12.1  12.1  12.1  12.1

  Total Input                          102.9  106.7  102.8  91.3  92.1  92.1   92.1  92.1  92.1  92.1  92.1  92.1

Refinery Output
  Gasoline and Gasoline Blendstocks
     Premium Unleaded                   12.3   11.6   19.4  18.1  18.3  18.3   18.3  18.3  18.3  18.3  18.3  18.3
     Unleaded Regular                   44.8   46.2   37.8  32.7  33.0  33.0   33.0  33.0  33.0  33.0  33.0  33.0
     Subgrade Unleaded                     -    2.4    1.9   3.3   3.3   3.3    3.3   3.3   3.3   3.3   3.3   3.3
     Total Gasoline & Gasoline
       Blendstocks                      57.6   59.9   58.9  54.2  54.6  54.6   54.6  54.6  54.6  54.6  54.6  54.6
  Distillates
     Low Sulfur Diesel
     No. 2 Fuel Oil                     30.1   32.4   29.0  26.0  26.8  26.8   26.8  26.8  26.8  26.8  26.8  26.8
     Light Cycle Oil                       -    1.5    1.2   0.6           -      -     -     -     -     -     -
     Total Distillates                  33.3   33.9   30.1  26.6  26.8  26.8   26.8  26.8  26.8  26.8  26.8  26.8
  Other Products
     Mixed Butanes                       0.5    0.5    1.4   1.0   1.0   1.0    1.0   1.0   1.0   1.0   1.0   1.0
     Slurry                              2.5    3.0    2.7   2.4   2.5   2.5    2.5   2.5   2.5   2.5   2.5   2.5
     Benzene Extract                     0.1      -    0.4   0.2   0.2   0.2    0.2   0.2   0.2   0.2   0.2   0.2
     Propane                               2    2.1    2.2   2.0   2.0   2.0    2.0   2.0   2.0   2.0   2.0   2.0
     Propylene                           2.6    3.1    3.0   2.8   2.8   2.8    2.8   2.8   2.8   2.8   2.8   2.8
     Green Coke                          1.9    1.8    1.8   1.7   1.8   1.8    1.8   1.8   1.8   1.8   1.8   1.8
     Intermediate Products               0.2    1.5    0.6  (0.3)    -     -      -     -     -     -     -     -
     Total Other                        10.2   12.0   12.3   9.9  10.3  10.3   10.3  10.3  10.3  10.3  10.3  10.3
  Total Products                       101.1  105.8  101.2  90.7  91.7  91.7   91.7  91.7  91.7  91.7  91.7  91.7

                                                       Segment Valuation
                                                       -------------------------


Pasadena Refinery: Expected Case, Exit Refining
================================================================================
FEEDSTOCK AND PRODUCT PRICES (DOLLARS PER BARREL)

                                   1996   1997   1998   1999   2000   2001   2002   2003   2004   2005   2006   2007   2008   2009
-----------------------------------------------------------------------------------------------------------------------------------
Refinery Input
  Crude and Condensate
     Domestic Light Sweet          22.26  21.14  15.05  16.33  18.78  16.53  16.89  17.26  17.63  18.01  18.40  18.80  19.21  19.62
     Foreign Light Sweet           22.80  21.00  14.57  18.29  22.19  19.98  20.33  20.69  21.05  21.42  21.79  22.17  22.56  22.96
     Foreign Heavy Sweet           21.91  19.42  13.15  12.05  14.51  12.22  12.50  12.77  13.06  13.34  13.64  13.94  14.25  15.23
     Statoil Type Crude                -  20.94  10.93  18.15  20.86  18.50  18.83  19.17  19.52  19.87  20.23  20.60  20.97  21.35
     Atmospheric Resid                 -  19.96  14.22  18.42  16.25  13.64  13.87  14.02  14.25  14.50  14.75  15.00  15.25  15.50

  Blendstocks
     FCC Charge Stock              23.92  21.79  15.96  23.58  21.28  19.54  19.85  20.02  20.35  20.69  21.03  21.36  21.70  22.05
     Normal Butane                 19.58  20.42  15.25  19.81  18.81  17.23  17.51  17.78  18.06  18.32  18.61  18.92  19.23  19.54
     Iso Butane                    20.72  20.00  13.75  17.35  19.58  18.02  18.31  18.60  18.89  19.17  19.46  19.78  20.11  20.44
     Unfinished Naphtha                -  22.50  17.07  23.21  21.31  19.45  19.79  20.17  20.55  20.97  21.36  21.74  22.12  22.51
     Natural Gasoline              21.52  20.29  15.20  17.73  16.97  15.07  15.37  15.70  16.03  16.41  16.76  17.09  17.42  17.77
     MTBE                          35.15  35.55  28.17  28.43  34.59  33.03  33.57  34.09  34.62  35.13  35.68  36.27  36.87  37.47


Refinery Output
  Gasoline and Gasoline Blendstocks
     Premium Unleaded              26.32  26.29  19.08  23.21  27.01  25.11  25.52  25.96  26.41  26.90  27.08  27.24  27.42  27.60
     Unleaded Regular              25.06  24.66  17.52  22.83  25.02  23.20  23.58  23.99  24.41  24.87  25.04  25.19  25.35  25.52
     Subgrade Unleaded                 -  22.60  16.83  20.62  24.81  22.99  23.36  23.77  24.19  24.65  24.82  24.97  25.13  25.30

  Distillates
     Low Sulfur Diesel             23.29  21.71  22.06  22.40  23.50  21.92  22.28  22.62  22.97  23.31  23.43  23.57  23.72  23.88
     No. 2 Fuel Oil                24.88  22.49  15.71  19.84  22.63  21.25  21.60  21.93  22.27  22.60  22.71  22.85  23.00  23.15

  Other Products
     Mixed Butanes                 15.86  15.48  10.69  13.04  18.81  17.23  17.51  17.78  18.06  18.32  18.42  18.53  18.65  18.77
     Slurry                        16.18  14.86  10.54  14.35  17.36  15.57  15.83  16.07  16.32  16.56  16.65  16.75  16.86  16.97
     Benzene Extract               12.70      -  15.67  18.27  24.81  22.99  23.36  23.77  24.19  24.65  24.82  24.97  25.13  25.30
     Propane                       17.71  15.68  10.61  14.56  16.06  14.57  14.81  15.04  15.28  15.50  15.58  15.68  15.78  15.88
     Propylene                     25.67  29.42  18.07  20.29  22.81  21.39  21.70  22.00  22.30  22.60  22.81  22.90  23.00  23.10
     Green Coke                    19.36  16.26  14.76   8.51   6.79   3.83   3.81   3.80   3.78   3.77   3.71   3.66   3.61   3.55
     Intermediate Products         47.82  25.13  11.48      -      -      -      -      -      -      -   0.00   0.00   0.00   0.00

                                                  Segment Valuation
                                                  ------------------------------


Pasadena Refinery: Expected Case, Continue Refining
--------------------------------------------------------------------------------
GROSS MARGIN ($ MILLIONS)

                                              1996    1997    1998    1999   2000     2001    2002    2003    2004    2005    2006
----------------------------------------------------------------------------------------------------------------------------------
Refinery Input
  Crude and Condensate
    Domestic Light Sweet                     135.4   149.3   103.3    59.4    68.9    60.6    61.9    63.3    64.7    66.1    67.5
    Foreign Light Sweet                      400.9   220.7   218.9   142.8   174.6   157.2   159.9   162.7   165.6   168.5   171.4
    Foreign Heavy Sweet                      162.7   136.8    83.0     5.0     6.1     5.1     5.2     5.3     5.5     5.6     5.7
    Foreign Medium Sour                       37.5    27.0     8.5     -       -       -       -       -       -       -       -
    Statoil Type Crude                         -      83.3    18.6   225.0   260.6   231.0   235.2   239.5   243.8   248.2   252.7
    Atmospheric Resid                          -      10.2    32.6    86.9    77.3    64.9    66.0    66.6    67.8    69.0    70.1
    Total Crude & Condensate                 736.5   627.4   464.9   519.0   587.4   518.8   528.3   537.5   547.3   557.3   567.5
  Blendstocks
    FCC Charge Stock                          72.8   123.6    30.4    40.1    36.5    33.5    34.0    34.3    34.9    35.5    36.0
    Normal Butane                              9.0    11.4     6.4     9.3     8.9     8.2     8.3     8.4     8.6     8.7     8.8
    Iso Butane                                17.9    16.2    17.5    16.4    18.7    17.2    17.4    17.7    18.0    18.3    18.5
    Unfinished Naphtha                         -       9.0     3.7     9.2     8.5     7.8     7.9     8.1     8.2     8.4     8.5
    Natural Gasoline                           4.7    15.4     7.3     8.1     7.8     6.9     7.1     7.2     7.4     7.6     7.7
    MTBE                                       4.1     7.8    12.8    11.4    14.0    13.4    13.6    13.8    14.0    14.2    14.4
    Total Blendstocks                        108.5   183.9    78.8    94.5    94.4    86.9    88.3    89.5    91.0    92.6    94.1

  Total Input                                844.9   811.3   543.7   613.5   681.8   605.7   616.6   627.0   638.3   649.9   661.6

Refinery Output
    Gasoline and Gasoline Blendstocks
    Premium Unleaded                         118.5   111.6   134.9   153.5   180.0   167.4   170.1   173.1   176.1   179.3   180.5
    Unleaded Regular                         409.8   415.9   241.8   272.7   301.2   279.3   283.9   288.8   293.9   299.4   301.4
    Subgrade Unleaded                          -      20.2    11.8    25.0    30.3    28.0    28.5    29.0    29.5    30.1    30.3
    Total Gasoline & Gasoline Blendstocks    533.3   544.6   385.5   451.1   511.5   474.7   482.5   490.9   499.5   508.7   512.2
  Distillates
    Low Sulfur Diesel                          -       -       -       -       -       -       -       -       -       -       -
    No. 2 Fuel Oil                           273.6   266.0   166.1   188.4   221.6   208.1   211.4   214.7   218.1   221.3   222.4
    Total Distillates                        301.6   276.9   172.4   192.1   221.6   208.1   211.4   214.7   218.1   221.3   222.4
  Other Products
    Mixed Butanes                              3.1     2.9     5.4     4.7     6.9     6.3     6.4     6.5     6.6     6.7     6.8
    Slurry                                    14.8    16.0    10.2    12.8    15.6    14.0    14.2    14.5    14.7    14.9    15.0
    Benzene Extract                            0.3     -       2.0     1.0     1.4     1.3     1.3     1.3     1.3     1.4     1.4
    Propane                                   14.7    11.8     8.6    10.7    11.9    10.8    11.0    11.2    11.3    11.5    11.6
    Propylene                                 24.8    33.2    19.5    20.9    23.7    22.2    22.6    22.9    23.2    23.5    23.7
    Green Coke                                13.4    10.6     9.6     5.4     4.4     2.5     2.4     2.4     2.4     2.4     2.4
    Intermediate Products                      3.9    14.0     2.7     -       -       -       -       -       -       -       -
    Total Other                               74.9    88.8    59.4    56.0    64.4    57.8    58.6    59.4    60.3    61.1    61.5
  Total Products                             909.8   910.2   617.3   699.2   797.6   740.5   752.5   765.1   777.8   791.1   796.0


Gross Margin                                  64.8    99.0    73.6    85.7   115.8   134.8   135.9   138.0   139.5   141.2   134.5
                                                       2007    2008     2009
-------------------------------------------------------------------------------
Refinery Input
  Crude and Condensate
    Domestic Light Sweet                                69.0      -       -
    Foreign Light Sweet                                174.5      -       -
    Foreign Heavy Sweet                                  5.8      -       -
    Foreign Medium Sour                                  -        -       -
    Statoil Type Crude                                 257.3      -       -
    Atmospheric Resid                                   71.3      -       -
    Total Crude & Condensate                           577.8      -       -
  Blendstocks
    FCC Charge Stock                                    36.6      -       -
    Normal Butane                                        9.0      -       -
    Iso Butane                                          18.9      -       -
    Unfinished Naphtha                                   8.7      -       -
    Natural Gasoline                                     7.9      -       -
    MTBE                                                14.7      -       -
    Total Blendstocks                                   95.7      -       -

  Total Input                                          673.5      -       -

Refinery Output
    Gasoline and Gasoline Blendstocks
    Premium Unleaded                                   181.6      -       -
    Unleaded Regular                                   303.2      -       -
    Subgrade Unleaded                                   30.5      -       -
    Total Gasoline & Gasoline Blendstocks              515.3      -       -
  Distillates
    Low Sulfur Diesel                                    -        -       -
    No. 2 Fuel Oil                                     223.7      -       -
    Total Distillates                                  223.7      -       -
  Other Products
    Mixed Butanes                                        6.8      -       -
    Slurry                                              15.1      -       -
    Benzene Extract                                      1.4      -       -
    Propane                                             11.6      -       -
    Propylene                                           23.8      -       -
    Green Coke                                           2.3      -       -
    Intermediate Products                                -        -       -
    Total Other                                         61.7      -       -
  Total Products                                       800.7      -       -


Gross Margin                                           127.3      -       -

                                                  Segment Valuation
                                                  ---------------------------
Pasadena Refinery: Expected Case, Exit Refining
-----------------------------------------------------------------------------
OPERATING COSTS ($ MILLIONS)

                               1996   1997   1998    1999    2000    2001    2002    2003   2004    2005   2006    2007  2008  2009
-----------------------------------------------------------------------------------------------------------------------------------
Variable Costs
  Variable O & O Costs         19.4   21.6   19.8    19.8    21.8    22.1    22.8    23.2   23.5    23.9   24.1    24.4
  Crude Throughput, MBbls/D    90.0   83.6   89.7    79.4    80.0    80.0    80.0    80.0   80.0    80.0   80.0    80.0
  Variable Costs, $/Bbl        0.59   0.71   0.61    0.68    0.75    0.76    0.78    0.79   0.81    0.82   0.83    0.84

Fixed Costs
  Taxes other than Income Tax &
  Insurance                     6.2    6.2    5.8     5.8     5.8     5.9     6.0     6.1    6.3     6.6    6.9     7.3
  Fixed O & O Costs            38.6   40.9   43.6    43.6    43.6    43.9    44.3    44.6   45.0    45.4   45.7    46.1

Additional Diesel
Hydrotreating Costs             -      -      -       -       -       -       -       -      -       -      -       -

Less Cost Reductions                                                -0.65   -0.66   -0.67  -0.68   -0.68  -0.69   -0.70

Total Operating Costs          64.2   68.7   69.3    69.3    71.2    71.3    72.5    73.3   74.2    75.1   76.1    77.1

                                                               Segment Valuation
                                                               -----------------

Pasadena Refinery: Expected Case, Exit Refining
================================================================================
CAPITAL COSTS ($ MILLIONS)

                                                  1996      1997    1998    1999    2000     2001   2002    2003    2004    2005
------------------------------------------------------------------------------------------------------------------------------------
Capital Expenditures
     Mandatory Environmental & Safety              5.1       3.3     5.1     8.9     2.8      1.3    1.0     1.0     0.5     1.0
     Other Stay In Business                                                          3.3      4.2    1.0     1.8     1.0     1.0
     Turnaround Capital                            0.9      10.2     2.5     6.7     8.3     13.8    8.1     1.7     4.4     2.0
     Additional Unspecified Capital
     Discretionary                                                                   1.1      4.8    0.5       0       0
     Low Sulfur-Gasoline                                                             0.2             2.8     9.0     3.0
     Ultra Low Sulfur-Diesel
     NOx RACT II


Total Capital Expenditures                         6.0      13.5     7.6    15.6    15.7     24.1   13.4    13.5     8.9     4.0



                                                  2006    2007    2008   2009
------------------------------------------------------------------------------------------------------------------------------------
Capital Expenditures
     Mandatory Environmental & Safety             1.0     1.0
     Other Stay In Business                       1.0     1.0
     Turnaround Capital                           1.0     0.0
     Additional Unspecified Capital
     Discretionary                                0.0     0.0
     Low Sulfur-Gasoline
     Ultra Low Sulfur-Diesel
     NOx RACT II


Total Capital Expenditures                        3.0     2.0

                                                               Segment Valuation
                                                               -----------------

Pasadena Refinery: Expected Case, Exit Refining
================================================================================
PRO FORMA ECONOMICS ($ MILLIONS)

                                                      1996   1997      1998    1999     2000     2001     2002     2003     2004
------------------------------------------------------------------------------------------------------------------------------------
Product Revenues                                     909.8   910.2    617.3   699.2    797.6    740.5    752.5    765.1    777.8
Raw Materials                                        844.9   811.3    543.7   613.5    681.8    605.7    616.6    627.0    638.3
       Gross Margin, $/Bbl Feed                       1.73    2.54     1.96    2.57     3.44     4.01     4.05     4.11     4.15
       Margin Adjustment, $/Bbl                        -       -        -       -        -                 -        -        -
         Margin After Adjustment, $/Bbl               1.73    2.54     1.96    2.57     3.44     4.01     4.05     4.11     4.15
     Gross Margin                                     64.8    99.0     73.6    85.7    115.8    134.8    135.9    138.0    139.5

Operating & Overhead Costs                            64.2    68.7     69.3    69.3     71.2     71.3     72.5     73.3     74.2
     Operating Costs                                  64.2    68.7     69.3    69.3     71.2     71.3     72.5     73.3     74.2

GATX, Alloc S&T for Cost of Running Bulk Sales,
Franchise Tax                                                 (1.0)    (0.9)   (0.4)    (0.8)    (0.8)    (0.8)    (0.8)    (0.8)
Interest on Working Capital                                                             (1.2)    (1.7)    (1.7)    (1.7)    (1.7)
     Net Margin                                        0.6    29.3      3.4    16.0     42.6     61.1     61.0     62.2     62.7

Depreciation                                          10.8    10.7     10.6    10.6      7.7      9.7     11.3     12.1     12.0

     Income Before Taxes                             (10.2)   18.6     (7.1)    5.5     34.9     51.4     49.7     50.2     50.8

Income Taxes                                          (3.9)    7.1     (2.7)    2.1     13.3     19.5     18.9     19.1     19.3

     Income After Taxes                               (6.3)   11.5     (4.4)    3.4     21.6     31.9     30.8     31.1     31.5

Depreciation Add-Back                                 10.8    10.7     10.6    10.6      7.7      9.7     11.3     12.1     12.0

     Gross Cash Flow                                   4.5    22.2      6.1    13.9     29.4     41.6     42.1     43.2     43.5

Capital Spending                                       6.0    13.5      7.6    15.6     15.7     24.1     13.4     13.5      8.9

     Net Cash Flow (Incl Terminal Value)              (1.5)    8.7     (1.5)   (1.7)    13.7     17.5     28.7     29.7     34.6

     Net Present Value @ 13%                         149

                                                                               Sale Of Storage
                                                      2005      2006     2007      2008
-----------------------------------------------------------------------------------------------
Product Revenues                                     791.1     796.0    800.7
Raw Materials                                        649.9     661.6    673.5
       Gross Margin, $/Bbl Feed                       4.20      4.00     3.79
       Margin Adjustment, $/Bbl                        -         -        -
          Margin After Adjustment, $/Bbl              4.20      4.00     3.79
     Gross Margin                                    141.2     134.5    127.3     37.0

Operating & Overhead Costs                            75.1      76.1     77.1
     Operating Costs                                  75.1      76.1     77.1

GATX, Alloc S&T for Cost of Running Bulk Sales,
Franchise Tax                                         (0.8)     (0.8)    (0.8)
Interest on Working Capital                           (1.8)     (1.8)    (1.8)
     Net Margin                                       63.5      55.7     47.5     37.0

Depreciation                                          10.6       8.9      7.6     37.0

     Income Before Taxes                              52.9      46.9     39.9      0.0

Income Taxes                                          20.1      17.8     15.2      0.0

Income After Taxes                                    32.8      29.1     24.7      0.0

Depreciation Add-Back                                 10.6       8.9      7.6     37.0

Gross Cash Flow                                       43.4      37.9     32.3     37.0

Capital Spending                                       4.0       3.0      2.0       -

Net Cash Flow (Incl Terminal Value)                   39.4      34.9     30.3     37.0



Net Present Value @

                                                           Segment Valuation
                                                           ---------------------
Tyler Refinery: Expected Case
================================================================================
CHARGES AND YIELDS (THOUSAND BARRELS PER DAY)


                                                      1996   1997   1998   1999   2000   2001   2002   2003   2004   2005   2006
     -----------------------------------------------------------------------------------------------------------------------------
     Refinery Input
          Crude and Condensate
             Domestic Light Sweet                      47.0   49.4   50.1   46.9   48.3   48.3   48.3   48.3   48.3   48.3   48.3
             Total Crude & Condensate                  47.0   49.4   50.1   46.9   48.3   48.3   48.3   48.3   48.3   48.3   48.3
          Blendstocks
             FCC Chargestocks                           1.9    0.9    0.1    0.0    0.7    0.7    0.7    0.7    0.7    0.7    0.7
             Normal Butane                              0.1    0.3    0.3    0.5    0.3    0.3    0.3    0.3    0.3    0.3    0.3
             Iso Butane                                 0.8    0.8    0.8    0.7    0.8    0.8    0.8    0.8    0.8    0.8    0.8
             Purchased Transmix                         0.6    0.6    0.6    0.1    0.5    0.5    0.5    0.5    0.5    0.5    0.5
             Total Blendstocks                          3.3    3.0    2.0    1.4    2.3    2.3    2.3    2.3    2.3    2.3    2.3
          Total Input                                  50.3   52.3   52.1   48.3   50.7   50.7   50.7   50.7   50.7   50.7   50.7

     Refinery Output
          Gasoline and Gasoline Blendstocks
             Premium Unleaded                           3.6    3.4    4.0    3.9    3.7    3.7    3.7    3.7    3.7    3.7    3.7
             Regular Unleaded                          18.8   20.9   20.3   20.1   20.0   20.0   20.0   20.0   20.0   20.0   20.0
             Midgrade Unleaded                          4.3    3.9    3.6    3.2    4.3    4.3    4.3    4.3    4.3    4.3    4.3
             Total Gasoline & Gasoline Blendstocks     27.2   28.7   28.3   27.8   28.5   28.5   28.5   28.5   28.5   28.5   28.5
          Distillates
             Jet A                                      5.0    5.0    4.3    5.1    4.8    4.8    4.8    4.8    4.8    4.8    4.8
             No. 2 Fuel Oil                             2.8    3.2    2.9    2.7    2.9    2.9    2.9    2.9    2.9    2.9     -
             Low Sulfur Diesel                         10.5   10.8   11.4    8.4   10.3   10.3   10.3   10.3   10.3   10.3   13.2
             Total Distillates                         18.3   19.0   18.5   16.2   18.0   18.0   18.0   18.0   18.0   18.0   18.0
          Other Products
             Propane                                    0.7    0.7    0.8    1.0    0.7    0.7    0.7    0.7    0.7    0.7    0.7
             Propane/Propylene                          1.3    1.5    1.4    1.4    1.4    1.4    1.4    1.4    1.4    1.4    1.4
             Slurry                                     0.6    0.7    0.6    0.6    0.6    0.6    0.6    0.6    0.6    0.6    0.6
             Green Coke                                   1    0.9    0.7    0.7    0.9    0.9    0.9    0.9    0.9    0.9    0.9
             Total Other                                3.9    3.5    3.9    3.3    3.6    3.6    3.6    3.6    3.6    3.6    3.6
          Total Products                               49.4   51.2   50.7   47.3   50.0   50.0   50.0   50.0   50.0   50.0   50.0


                                                                      2007   2008   2009
          ---------------------------------------------------------------------------------
          Refinery Input
               Crude and Condensate
                  Domestic Light Sweet                                 48.3   48.3   48.3
                  Total Crude & Condensate                             48.3   48.3   48.3
               Blendstocks
                  FCC Chargestocks                                      0.7    0.7    0.7
                  Normal Butane                                         0.3    0.3    0.3
                  Iso Butane                                            0.8    0.8    0.8
                  Purchased Transmix                                    0.5    0.5    0.5
                  Total Blendstocks                                     2.3    2.3    2.3
               Total Input                                             50.7   50.7   50.7

          Refinery Output
               Gasoline and Gasoline Blendstocks
                  Premium Unleaded                                      3.7    3.7    3.7
                  Regular Unleaded                                     20.0   20.0   20.0
                  Midgrade Unleaded                                     4.3    4.3    4.3
                  Total Gasoline & Gasoline Blendstocks                28.5   28.5   28.5
               Distillates
                  Jet A                                                 4.8    4.8    4.8
                  No. 2 Fuel Oil                                         -      -      -
                  Low Sulfur Diesel                                    13.2   13.2   13.2
                  Total Distillates                                    18.0   18.0   18.0
               Other Products
                  Propane                                               0.7    0.7    0.7
                  Propane/Propylene                                     1.4    1.4    1.4
                  Slurry                                                0.6    0.6    0.6
                  Green Coke                                            0.9    0.9    0.9
                  Total Other                                           3.6    3.6    3.6
               Total Products                                          50.0   50.0   50.0

                                                           Segment Valuation
                                                           ---------------------
Tyler Refinery: Expected Case
================================================================================
FEEDSTOCK AND PRODUCT PRICES (DOLLARS PER BARREL)

                                               1996      1997   1998   1999    2000    2001    2002    2003    2004   2005    2006
          -------------------------------------------------------------------------------------------------------------------------

     Refinery Input
          Crude and Condensate
             Domestic Light Sweet               22.58     21.01  14.96  18.83   21.28   19.05   19.44   19.83   20.23  20.64  21.06
             Total Crude & Condensate
          Blendstocks
             FCC Chargestocks                   20.10     23.11  23.06   3.40   21.28   19.54   19.85   20.02   20.35  20.69  21.03
             Normal Butane                      25.87     23.94  17.09  19.59   19.23   17.65   17.93   18.20   18.48  18.74  19.03
             Iso Butane                         20.60     20.32  15.47  18.39   20.00   18.44   18.73   19.02   19.31  19.59  19.88
             Purchased Transmix                 21.38     21.07  15.40  16.33   19.42   18.01   18.32   18.62   18.93  19.22  19.54
             Total Blendstocks
          Total Input

     Refinery Output
          Gasoline and Gasoline Blendstocks
             Premium Unleaded                   26.54     25.75  18.79  23.62   27.43   25.53   25.95   26.39   26.85  27.34  27.73
             Regular Unleaded                   25.21     24.53  17.18  21.95   25.44   23.62   24.01   24.42   24.85  25.31  25.67
             Midgrade Unleaded                  25.50     25.20  18.13  22.67   25.65   23.84   24.22   24.64   25.07  25.53  25.89
             Total Gasoline & Gasoline Blendstocks
          Distillates
             Jet A                              25.89     24.94  17.55  22.13   24.45   22.91   23.28   23.64   24.01  24.36  24.66
             No. 2 Fuel Oil                     24.78     22.53  16.03  20.66   23.05   21.67   22.02   22.36   22.71  23.04  23.33
             Low Sulfur Diesel                  25.53     23.10  16.72  21.12   23.92   22.34   22.70   23.05   23.41  23.75  24.05
             Total Distillates
          Other Products
             Propane                            16.86     14.98   9.59  13.20   16.06   14.57   14.81   15.04   15.28  15.50  15.70
             Propane/Propylene                  23.43     26.82  15.80  18.74   20.50   19.06   19.34   19.62   19.90  20.17  20.40
             Slurry                             15.00     14.36   9.71  11.88   13.61   11.79   12.00   12.21   12.42  12.63  12.81
             Green Coke                         13.03     12.09  12.03   6.29    4.55    1.56    1.52    1.49    1.45   1.41   1.36
             Total Other
          Total Products

                                                         2007    2008    2009
     --------------------------------------------------------------------------------------

     Refinery Input
          Crude and Condensate
             Domestic Light Sweet                         21.48   21.92   22.36
             Total Crude & Condensate
          Blendstocks
             FCC Chargestocks                             21.36   21.70   22.05
             Normal Butane                                19.34   19.65   19.96
             Iso Butane                                   20.20   20.53   20.86
             Purchased Transmix                           19.88   20.23   20.59
             Total Blendstocks
          Total Input

     Refinery Output
          Gasoline and Gasoline Blendstocks
             Premium Unleaded                             28.10   28.47   28.86
             Regular Unleaded                             26.01   26.36   26.72
             Midgrade Unleaded                            26.24   26.59   26.95
             Total Gasoline & Gasoline Blendstocks
          Distillates
             Jet A                                        24.99   25.32   25.66
             No. 2 Fuel Oil                               23.64   23.95   24.27
             Low Sulfur Diesel                            24.36   24.69   25.02
             Total Distillates
          Other Products
             Propane                                      15.91   16.13   16.35
             Propane/Propylene                            20.64   20.89   21.14
             Slurry                                       13.00   13.21   13.41
             Green Coke                                    1.32    1.27    1.23
             Total Other
          Total Products

                                                           Segment Valuation
                                                           ---------------------

Tyler Refinery: Expected Case
===============================================================================
GROSS MARGIN ($ MILLIONS)

                                      1996   1997   1998   1999   2000   2001  2002   2003   2004   2005   2006   2007   2008  2009
------------------------------------------------------------------------------------------------------------------------------------
Refinery Input
     Crude and Condensate
          Domestic Light Sweet        387.4  378.6  273.7  322.2  375.6  336.2 343.0  349.9  357.0  364.3  371.6  379.1  386.7 394.5
          Total Crude & Condensate    387.4  378.6  273.7  322.2  375.6  336.2 343.0  349.9  357.0  364.3  371.6  379.1  386.7 394.5
     Blendstocks
          FCC Chargestocks             13.7    7.6    0.7    0.0    5.6    5.1   5.2    5.3    5.3    5.4    5.5    5.6    5.7   5.8
          Normal Butane                 1.2    2.3    2.1    3.5    2.1    2.0   2.0    2.0    2.1    2.1    2.1    2.1    2.2   2.2
          Iso Butane                    6.1    6.2    4.5    4.6    5.7    5.3   5.4    5.4    5.5    5.6    5.7    5.8    5.9   6.0
          Purchased Transmix            4.8    4.9    3.6    0.8    3.6    3.3   3.4    3.4    3.5    3.5    3.6    3.7    3.7   3.8
          Total Blendstocks            25.7   25.6   11.9    9.7   17.0   15.7  15.9   16.1   16.4   16.7   16.9   17.2   17.5  17.8

     Total Input                      413.1  404.2  285.5  332.0  392.6  351.9 358.9  366.1  373.4  380.9  388.5  396.3  404.2 412.3

Refinery Output
     Gasoline and Gasoline
      Blendstocks
          Premium Unleaded             34.9   31.9   27.1   33.7   37.2   34.6  35.2   35.8   36.4   37.1   37.6   38.1   38.6  39.1
          Regular Unleaded            173.0  187.2  127.2  161.0  185.9  172.6 175.4  178.5  181.6  184.9  187.6  190.1  192.6 195.2
          Midgrade Unleaded            40.1   36.0   23.7   26.9   39.8   37.0  37.6   38.2   38.9   39.6   40.2   40.7   41.2  41.8
          Total Gasoline & Gasoline   253.9  261.4  182.4  227.7  268.9  249.9 254.0  258.4  262.8  267.7  271.5  275.1  278.8 282.6
          Blendstocks
     Distillates
          Jet A                        47.4   45.7   27.3   40.9   43.2   40.5  41.1   41.8   42.4   43.0   43.6   44.1   44.7  45.3
          No. 2 Fuel Oil               25.6   25.9   16.9   20.1   24.3   22.8  23.2   23.5   23.9   24.3      -      -      -     -
          Low Sulfur Diesel            97.7   91.0   69.5   65.1   89.8   83.8  85.2   86.5   87.8   89.1  115.5  117.1  118.6 120.2
          Total Distillates           170.7  162.6  113.7  126.2  157.2  147.1 149.5  151.8  154.2  156.4  159.1  161.2  163.4 165.6
     Other Products
          Propane                       4.1    3.8    2.8    4.9    4.1    3.7   3.8    3.8    3.9    3.9    4.0    4.1    4.1   4.2
          Propane/Propylene            11.2   14.3    8.2    9.3   10.4    9.6   9.8    9.9   10.1   10.2   10.3   10.4   10.6  10.7
          Slurry                        3.4    3.5    2.2    2.5    3.1    2.7   2.7    2.8    2.8    2.8    2.9    2.9    3.0   3.0
          Green Coke                    5.5    4.0    3.0    1.6    1.4    0.5   0.5    0.5    0.5    0.4    0.4    0.4    0.4   0.4
          Total Other                  25.8   22.5   16.9   18.0   19.0   16.5  16.7   17.0   17.2   17.4   17.6   17.8   18.1  18.3
          Total Products              450.4  446.5  313.0  371.9  445.1  413.6 420.2  427.2  434.2  441.5  448.3  454.2  460.3 466.5

Gross Margin                           37.3   42.3   27.5   39.9   52.5   61.7  61.3   61.1   60.8   60.6   59.7   57.9   56.1  54.2

                                                        Segment Valuation
                                                        -----------------------

Tyler Refinery: Expected Case
================================================================================
OPERATING COSTS ($ MILLIONS)

                                             1996  1997  1998  1999  2000  2001   2002  2003  2004  2005  2006  2007  2008   2009
----------------------------------------------------------------------------------------------------------------------------------
Variable Costs
   Variable O & O Costs                      n/a   13.4  11.6  11.6  12.0  12.1   12.2  12.3  12.4  12.5  12.6  12.7  12.8   12.9
   Crude Throughput, MBbls/D                47.0   49.4  50.1  46.9  48.3  48.3   48.3  48.3  48.3  48.3  48.3  48.3  48.3   48.3
   Variable Costs, $/Bbl                           0.74  0.63  0.68  0.68  0.68   0.69  0.69  0.70  0.71  0.71  0.72  0.72   0.73

Fixed Costs

   Taxes other than Income Tax & Insurance   n/a    2.8   2.7   2.7   2.7   2.8    2.8   2.8   2.8   2.8   2.9   2.9   2.9    2.9
   Fixed O & O Costs                         n/a   23.8  28.4  26.1  26.1  26.3   26.5  26.7  26.9  27.1  27.3  27.6  27.8   28.0

    Total Operating Costs                    n/a   39.9  42.7  40.4  40.8  41.1   41.4  41.8  42.1  42.4  42.8  43.1  43.5   43.8

Total Costs                                  n/a   39.9  42.7  40.4  40.8  41.1   41.4  41.8  42.1  42.4  42.8  43.1  43.5   43.8

                                                       Segment Valuation
                                                       -----------------------

Tyler Refinery: Expected Case
------------------------------------------------------------------------------
CAPITAL COSTS ($ MILLIONS)

                                       1996  1997   1998   1999*   2000   2001   2002   2003   2004   2005   2006  2007  2008  2009
                                       ----  ----   ----   -----   ----   ----   ----   ----   ----   ----   ----  ----  ----  ----
Capital
    Mandatory Environmental & Safety    5.4   4.2    6.6    4.3     1.0    1.0    1.8    1.5    1.5    3.0    3.1   3.1   3.1   3.1
    Turnaround Capital                  4.1   3.9    0.9    0.0     4.0    4.2    0.0    0.9    1.0    2.1    2.1   2.1   2.2   2.2
    Additional Estimated Sustaining                                        7.8   11.2   10.6   10.5    7.9    7.9   7.8   7.8   7.8

    Low Sulfur-Gasoline                                                           3.0    7.0
    Ultra Low Sulfur-Diesel                                                                     5.0   15.0   20.0


Total Capital Expenditures              9.5   8.1    7.5    4.3     5.0   13.0   16.0   20.0   18.0   28.1   33.1  13.1  13.1  13.1

*actual capital from Tyler refinery staff, not CSFB document

                                            Segment Valuation
                                            ------------------------------------

Tyler Refinery: Expected Case
--------------------------------------------------------------------------------
PRO FORMA ECONOMICS ($ MILLIONS)


                                              1996     1997     1998     1999    2000    2001    2002     2003    2004    2005
                                             ------   ------   ------   ------  ------  ------  ------   ------  ------  ------
Product Revenues                             450.4    446.5    313.0    371.9   445.1   413.6   420.2    427.2   434.2   441.5
Raw Materials                                413.1    404.2    285.5    332.0   392.6   351.9   358.9    366.1   373.4   380.9
Tyler Rack Profits                             8.5      8.5      8.4      8.0     8.1     8.1     8.2      8.3     8.3     8.4
         Gross Margin, $/Bbl Feed             2.49     2.66     1.89     2.72    3.27    3.78    3.76     3.75    3.74    3.73
         Margin Adjustment, $/Bbl              -        -        -        -       -       -       -        -       -       -
          Margin After Adjustment, $/Bbl      2.49     2.66     1.89     2.72    3.27    3.78    3.76     3.75    3.74    3.73
   Gross Margin                               45.8     50.9     35.9     47.9    60.5    69.9    69.5     69.3    69.1    69.0

Operating & Overhead Costs                     n/a     39.9     42.7     40.4    40.8    41.1    41.4     41.8    42.1    42.4

   Operating Costs                             n/a     39.9     42.7     40.4    40.8    41.1    41.4     41.8    42.1    42.4

Interest on Working Capital                   (1.1)    (1.1)    (0.8)    (0.9)   (1.1)   (1.0)   (1.0)    (1.0)   (1.0)   (1.0)

   Net Margin                                  n/a      9.8     (7.5)     6.6    18.7    27.8    27.1     26.6    26.0    25.5

Depreciation                                            2.6      2.6      2.6     3.8     5.0     7.1      9.2    11.0    13.4

   Income Before Taxes                                  7.2    (10.2)     4.0    14.8    22.8    20.0     17.3    15.0    12.2

Income Taxes                                            2.8     (3.9)     1.5     5.6     8.6     7.6      6.6     5.7     4.6

   Income After Taxes                          n/a      4.5     (6.3)     2.5     9.2    14.1    12.4     10.8     9.3     7.6

Depreciation Add-Back                                   2.6      2.6      2.6     3.8     5.0     7.1      9.2    11.0    13.4

   Gross Cash Flow                                      7.1     (3.7)     5.1    13.0    19.1    19.5     20.0    20.3    20.9

Capital Spending                               9.5      8.1      7.5      4.3     5.0    13.0    16.0     20.0    18.0    28.1

   Net Cash Flow (Incl Terminal Value)         n/a     (1.0)   (11.2)     0.8     8.0     6.1     3.5     (0.0)    2.2    (7.1)

                                                                                  End
                                               2006     2007    2008     2009    Value
                                             ------   ------   ------   ------  -------
Product Revenues                              448.3    454.2    460.3    466.5
Raw Materials                                 388.5    396.3    404.2    412.3
Tyler Rack Profits                              8.5      8.5      8.6      8.7
         Gross Margin, $/Bbl Feed              3.69     3.59     3.50     3.40
         Margin Adjustment, $/Bbl               -        -        -        -
          Margin After Adjustment, $/Bbl       3.69     3.59     3.50     3.40
   Gross Margin                                68.2     66.4     64.7     62.9

Operating & Overhead Costs                     42.8     43.1     43.5     43.8

   Operating Costs                             42.8     43.1     43.5     43.8

Interest on Working Capital                    (1.1)    (1.1)    (1.1)    (1.1)

   Net Margin                                  24.4     22.2     20.1     17.9

Depreciation                                   16.9     18.1     17.2     16.9

   Income Before Taxes                          7.5      4.2      2.9      1.0

Income Taxes                                    2.8      1.6      1.1      0.4

   Income After Taxes                           4.6      2.6      1.8      0.6

Depreciation Add-Back                          16.9     18.1     17.2     16.9

   Gross Cash Flow                             21.5     20.7     19.0     17.5

Capital Spending                               33.1     13.1     13.1     13.1

   Net Cash Flow (Incl Terminal Value)        (11.5)     7.6      5.9      4.4

                                                                                    34
Net Present Value @ 13%                        24

                                                      Segment Valuation
                                                      --------------------------

Crown Central Terminals: Expected Case
--------------------------------------------------------------------------------
PRO FORMA ECONOMICS ($ THOUSANDS)

                                           1996         1997       1998       1999       2000        2001       2002
---------------------------------------------------------------------------------------------------------------------
Gross Margin
  Gasoline Volumes, b/d                    4,701        6,786      6,982      7,127      7,055       7,055      7,055
  Gasoline Margin, $/gal                  0.0079       0.0079     0.0091     0.0129     0.0110      0.0112     0.0114
  Distillate Volumes, b/d                  4,419        6,295      8,371     10,547      9,459       9,459      9,459
  Distillate Margin, $/gal                0.0085       0.0075     0.0064     0.0063     0.0064      0.0065     0.0066
  Wholesale Margin                         1,150        1,542      1,792      2,432      2,108       2,150      2,193
  Volumes, b/d                            16,596       14,047     11,069     11,714     11,392      11,392     11,392
  Margin, $/gal                           0.0045       0.0045     0.0045     0.0045     0.0045      0.0046     0.0047
  Additive Margin, b/d                     5,010        3,806      2,108      1,979      2,044       2,044      2,044
  Additive Rates, $/gal                   0.0025       0.0025     0.0025     0.0025     0.0025      0.0026     0.0026
  3rd Party Margin                         1,337        1,115        844        884        864         881        899
  Volume, b/d                             21,129       19,896     19,964     19,281     19,623      19,623     19,623
  Margin, $/gal                           0.0045       0.0045     0.0045     0.0045     0.0045      0.0046     0.0047
  Additive Volumes, b/d                   20,672       19,405     19,467     18,530     18,999      18,999     18,999
  Additive Margin, $/gal                  0.0025       0.0025     0.0025     0.0025     0.0025      0.0026     0.0026
  Retail Alternative Margin                2,250        2,116      2,123      2,040      2,082       2,123      2,166
  Other                                       19           19         12          0          6           6          6
  Intra-Company Freight                    4,674        4,814      5,014      4,921      4,968       5,067      5,168
  Wholesale Freight                          441          650        903        852        878         895        913
  Delivery Operations                      5,115        5,464      5,917      5,773      5,845       5,962      6,081
   Total Gross Margin                      9,871       10,256     10,689     11,130     10,905      11,123     11,345

Operating Expenses
  Salaries, Wages & Benefits               1,218        1,243      1,301      1,415      1,358       1,385      1,413
  Environmental                              606          502        660        475        435         435        405
  Maintenance                                492          502        782        765        774         789        805
  Product Gain/Loss                         -284         -210        -49       -191       -120        -122       -125
  Other                                    1,024        1,012        936        760        848         865        882
  Terminal Operations                      3,056        3,049      3,630      3,224      3,295       3,352      3,380
  Salaries, Wages & Benefits               2,072        2,215      2,403      2,540      2,472       2,521      2,571
  Freight                                    368          356        824        667        746         760        776
  Truck Rental                               720          748        746        851        799         814        831
  Fuel                                       356          356          0          0          0           0          0
  Other                                      525          454        487        310        399         406        415
  Delivery Operations                      4,041        4,129      4,460      4,368      4,414       4,502      4,592
   Total Operating Expenses                7,097        7,178      8,090      7,592      7,709       7,854      7,972

   EBITDA                                  2,774        3,078      2,599      3,538      3,196       3,269      3,373
Depreciation                                                                               734         977      1,260
   Income Before Taxes                                                                   2,462       2,292      2,113
Income Taxes                     38.0%                                                     936         871        803
   Income After Taxes                                                                    1,527       1,421      1,310
Depreciation Add-Back                                                                      734         977      1,260
   Gross Cash Flow                                                                       2,261       2,398      2,570
Sustaining Capital                                                                       1,795       1,900      2,550
   Net Cash Flow                                                                           466         498         20

NPV @ 13.0% WACC                           6,555

                                                                                                                     Terminal
                                             2003        2004        2005       2006     2007       2008       2009    Value
--------------------------------------------------------------------------------------------------------------------------------
Gross Margin
  Gasoline Volumes, b/d                       7,055       7,055       7,055      7,055    7,055      7,055      7,055
  Gasoline Margin, $/gal                     0.0116      0.0119      0.0121     0.0123   0.0126     0.0128     0.0131
  Distillate Volumes, b/d                     9,459       9,459       9,459      9,459    9,459      9,459      9,459
  Distillate Margin, $/gal                   0.0068      0.0069      0.0070     0.0072   0.0073     0.0075     0.0076
  Wholesale Margin                            2,237       2,282       2,327      2,374    2,421      2,470      2,519
  Volumes, b/d                               11,392      11,392      11,392     11,392   11,392     11,392     11,392
  Margin, $/gal                              0.0048      0.0049      0.0050     0.0051   0.0052     0.0053     0.0054
  Additive Margin, b/d                        2,044       2,044       2,044      2,044    2,044      2,044      2,044
  Additive Rates, $/gal                      0.0027      0.0027      0.0028     0.0028   0.0029     0.0029     0.0030
  3rd Party Margin                              917         935         954        973      993      1,013      1,033
  Volume, b/d                                19,623      19,623      19,623     19,623   19,623     19,623     19,623
  Margin, $/gal                              0.0048      0.0049      0.0050     0.0051   0.0052     0.0053     0.0054
  Additive Volumes, b/d                      18,999      18,999      18,999     18,999   18,999     18,999     18,999
  Additive Margin, $/gal                     0.0027      0.0027      0.0028     0.0028   0.0029     0.0029     0.0030
  Retail Alternative Margin                   2,209       2,253       2,298      2,344    2,391      2,439      2,488
  Other                                           6           6           7          7        7          7          7
  Intra-Company Freight                       5,272       5,377       5,485      5,594    5,706      5,820      5,937
  Wholesale Freight                             931         950         969        988    1,008      1,028      1,049
  Delivery Operations                         6,203       6,327       6,453      6,582    6,714      6,848      6,985
   Total Gross Margin                        11,572      11,804      12,040     12,281   12,526     12,777     13,032

Operating Expenses
  Salaries, Wages & Benefits                  1,441       1,470       1,499      1,529    1,560      1,591      1,623
  Environmental                                 350         406         414        423      431        440        449
  Maintenance                                   821         837         854        871      889        906        924
  Product Gain/Loss                            -127        -130        -132       -135     -138       -141       -143
  Other                                         900         918         936        955      974        994      1,013
  Terminal Operations                         3,385       3,501       3,571      3,643    3,716      3,790      3,866
  Salaries, Wages & Benefits                  2,623       2,675       2,729      2,783    2,839      2,896      2,954
  Freight                                       791         807         823        840      856        873        891
  Truck Rental                                  847         864         882        899      917        936        954
  Fuel                                            0           0           0          0        0          0          0
  Other                                         423         431         440        449      458        467        476
  Delivery Operations                         4,684       4,778       4,873      4,971    5,070      5,172      5,275
   Total Operating Expenses                   8,069       8,279       8,445      8,614    8,786      8,962      9,141

   EBITDA                                     3,504       3,524       3,595      3,667    3,740      3,815      3,891
Depreciation                                  1,467       1,558       1,648      1,745    1,878      1,996      2,114
   Income Before Taxes                        2,037       1,966       1,947      1,922    1,862      1,819      1,778
Income Taxes                                    774         747         740        730      708        691        675
   Income After Taxes                         1,263       1,219       1,207      1,191    1,155      1,128      1,102
Depreciation Add-Back                         1,467       1,558       1,648      1,745    1,878      1,996      2,114
   Gross Cash Flow                            2,730       2,777       2,855      2,937    3,032      3,124      3,216
Sustaining Capital                            1,500       1,936       1,975      2,014    2,055      2,096      2,138
   Net Cash Flow                              1,230         841         880        922      978      1,028      1,078     8,292

NPV @ 13.0% WACC

                                            Segment Valuation
                                            ----------------------------------
La Gloria Terminals: Expected Case
==============================================================================
PRO FORMA ECONOMICS ($ THOUSANDS)

                                             1996    1997     1998     1999     2000    2001     2002    2003     2004     2005
------------------------------------------------------------------------------------------------------------------------------------
Gross Margin
   Gasoline Volumes, b/d                      10,038   9,689   11,182   10,084   10,633  10,633   10,633  10,633   10,633   10,633
   Gasoline Margin, $/gal                     0.0260  0.0232   0.0148   0.0171   0.0159  0.0162   0.0165  0.0168   0.0172   0.0175
   Distillate Volumes, b/d                     4,373   5,333    5,612    5,580    5,596   5,596    5,596   5,596    5,596    5,596
   Distillate Margin, $/gal                   0.0203  0.0156   0.0100   0.0169   0.0132  0.0135   0.0138  0.0140   0.0143   0.0146
   Wholesale Margin                            5,355   4,723    3,394    4,082    3,721   3,796    3,872   3,949    4,028    4,109
   Volumes, b/d                                6,105   6,459    5,075    5,062    5,069   5,069    5,069   5,069    5,069    5,069
   Margin, $/gal                              0.0062  0.0060   0.0064   0.0065   0.0065  0.0066   0.0067  0.0069   0.0070   0.0071
   Additive Margin, b/d                        5,080   5,106    4,478    4,526    4,502   4,502    4,502   4,502    4,502    4,502
   Additive Rates, $/gal                      0.0025  0.0025   0.0025   0.0025   0.0025  0.0026   0.0026  0.0027   0.0027   0.0028
   3rd Party Margin                              775     790      671      679      675     689      702     716      731      745
   Volume, b/d                                     0       0        0        0        0       0        0       0        0        0
   Margin, $/gal                                 -       -        -        -        -       -        -       -        -        -
   Additive Volumes, b/d                           0       0        0        0        0       0        0       0        0        0
   Additive Margin, $/gal                        -       -        -        -        -       -        -       -        -        -
   Retail Alternative Margin                       0       0        0        0        0       0        0       0        0        0
   Other                                           0       0        0        0        0       0        0       0        0        0
   Intra-Company Freight                           0       0        0        0        0       0        0       0        0        0
   Wholesale Freight                               0       0        0        0        0       0        0       0        0        0
   Delivery Operations                             0       0        0        0        0       0        0       0        0        0
     Total Gross Margin                        6,131   5,513    4,065    4,761    4,396   4,484    4,574   4,665    4,759    4,854

Operating Expenses
   Salaries, Wages & Benefits                    417     396      402      430      416     424      433     441      450      459
   Environmental                                  70     115      192      215      225     225      255     255      240      245
   Maintenance                                   212     123      528      205      367     374      381     389      397      405
   Product Gain/Loss                             -33     -78      -74      -52      -63     -64      -66     -67      -68      -70
   Other                                         641     545      585      287      436     445      454     463      472      481
   Terminal Operations                         1,307   1,101    1,633    1,085    1,381   1,404    1,457   1,481    1,491    1,521
   Salaries, Wages & Benefits                      0       0        0        0        0       0        0       0        0        0
   Freight                                         0       0        0        0        0       0        0       0        0        0
   Truck Rental                                    0       0        0        0        0       0        0       0        0        0
   Fuel                                            0       0        0        0        0       0        0       0        0        0
   Other                                           0       0        0        0        0       0        0       0        0        0
   Delivery Operations                             0       0        0        0        0       0        0       0        0        0
     Total Operating Expenses                  1,307   1,101    1,633    1,085    1,381   1,404    1,457   1,481    1,491    1,521

     EBITDA                                    4,824   4,412    2,432    3,676    3,016   3,081    3,117   3,184    3,268    3,333
Depreciation                                                                        471     613      687     744      795      855
     Income Before Taxes                                                          2,544   2,468    2,430   2,440    2,473    2,478
Income Taxes                      38.0%                                             967     938      923     927      940      942
     Income After Taxes                                                           1,578   1,530    1,506   1,513    1,533    1,536
Depreciation Add-Back                                                               471     613      687     744      795      855
     Gross Cash Flow                                                              2,049   2,143    2,194   2,257    2,328    2,392
Sustaining Capital                                                                1,485   1,200      775     875    1,084    1,105
     Net Cash Flow                                                                  564     943    1,419   1,382    1,245    1,286

                                                                                  Terminal
                                               2006     2007     2008    2009       Value
------------------------------------------------------------------------------------------------------------------------------------
Gross Margin
   Gasoline Volumes, b/d                        10,633   10,633   10,633  10,633
   Gasoline Margin, $/gal                       0.0179   0.0182   0.0186  0.0190
   Distillate Volumes, b/d                       5,596    5,596    5,596   5,596
   Distillate Margin, $/gal                     0.0149   0.0152   0.0155  0.0158
   Wholesale Margin                              4,191    4,275    4,360   4,447
   Volumes, b/d                                  5,069    5,069    5,069   5,069
   Margin, $/gal                                0.0073   0.0074   0.0076  0.0077
   Additive Margin, b/d                          4,502    4,502    4,502   4,502
   Additive Rates, $/gal                        0.0028   0.0029   0.0029  0.0030
   3rd Party Margin                                760      776      791     807
   Volume, b/d                                       0        0        0       0
   Margin, $/gal                                   -        -        -       -
   Additive Volumes, b/d                             0        0        0       0
   Additive Margin, $/gal                          -        -        -       -
   Retail Alternative Margin                         0        0        0       0
   Other                                             0        0        0       0
   Intra-Company Freight                             0        0        0       0
   Wholesale Freight                                 0        0        0       0
   Delivery Operations                               0        0        0       0
     Total Gross Margin                          4,951    5,050    5,151   5,254

Operating Expenses
   Salaries, Wages & Benefits                      468      478      487     497
   Environmental                                   250      255      260     265
   Maintenance                                     413      421      429     438
   Product Gain/Loss                               -71      -72      -74     -75
   Other                                           491      501      511     521
   Terminal Operations                           1,551    1,582    1,614   1,646
   Salaries, Wages & Benefits                        0        0        0       0
   Freight                                           0        0        0       0
   Truck Rental                                      0        0        0       0
   Fuel                                              0        0        0       0
   Other                                             0        0        0       0
   Delivery Operations                               0        0        0       0
     Total Operating Expenses                    1,551    1,582    1,614   1,646

     EBITDA                                      3,400    3,468    3,537   3,608
Depreciation                                       933    1,014    1,104   1,190
     Income Before Taxes                         2,467    2,454    2,434   2,418
Income Taxes                                       938      932      925     919
     Income After Taxes                          1,530    1,521    1,509   1,499
Depreciation Add-Back                              933    1,014    1,104   1,190
     Gross Cash Flow                             2,462    2,536    2,613   2,689
Sustaining Capital                               1,128    1,150    1,173   1,197
     Net Cash Flow                               1,335    1,386    1,439   1,493   11,482

NPV @ 13.0% WACC                10,153

                                                                              63